                            SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No.)

Check the appropriate box:
[ ]   Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]   Definitive Information Statement

--------------------------------------------------------------------------------
(Name of Registrant As Specified In Its Charter)
Gamogen, Inc.
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
      1)    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
      2)    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------
      4)    Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------
      5)    Total fee paid:

            --------------------------------------------------------------------
[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

            --------------------------------------------------------------------
      2)    Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------
      3)    Filing Party:

            --------------------------------------------------------------------
      4)    Date Filed:

            --------------------------------------------------------------------

                                  GAMOGEN, INC.
                        1930 VILLAGE CENTER CIRCLE (3-83)
                               SUMMERLIN, NV 89134

                       ----------------------------------

                   NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON SEPTEMBER 13, 2002


To the Stockholders of
Gamogen, Inc.

         We hereby give you notice that a special meeting of stockholders of Gamogen, Inc. ("Gamogen" or the "Company") will be held on September 13, 2002, at 10:00 A.M., local time, at the offices of Harold Fleischman, Esq., 15915 Ventura Blvd., Suite 301, Encino, California 91436, to vote on three proposals:

         1. To consummate the transactions described in the Third Amended and Restated Agreement and Plan of Merger dated as of July 19, 2002 (the "Merger Agreement") among the Company, Gamogen Newco, Inc. ("Newco"), CDM Interactive, Inc. ("Interactive"), CDMI Productions, Inc. ("CDMI") and Southridge Group, LLC ("Southridge"), including that:

              o The Company will sell 1,500,000 shares of common stock to Interactive and 950,000 shares of common stock to Southridge, in each case for a purchase price of $0.10 per share.

              o Southridge made a $55,000 partial payment to Gamogen of a note and Gamogen will credit the balance of the note for investment banking and similar fees.

              o Newco and CDMI will merge, resulting in CDMI becoming Gamogen's wholly owned subsidiary, and each of 2,169,689 shares of CDMI common stock held by Interactive being converted into one share of Company common stock.

         2. To amend Article I of Gamogen's Articles of Incorporation to change its name to "CDMI Productions, Inc."

         3.       To elect the following individuals to the Company's Board:
Jack Brehm, Marcos M. De Mattos and Daniel F. Eccelston.

         We will also transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on August 19, 2002, as the record date issued and for the determination of stockholders entitled to notice of, and to vote at, the meeting.

         You are cordially invited to attend the meeting. The Company's principal stockholder, Southridge Group, LLC, which owns 76% of the Company's issued and outstanding shares of common stock, has indicated it will vote in favor the above proposal. Management is not soliciting proxies in connection with the proposal.

         Please review the Information Statement included with this notice for a more complete description of these matters.

         The list of the Company's stockholders may be examined by any of the stockholders at the offices of Harold S. Fleischman, Esq., 15915 Ventura Boulevard, Suite 301, Encino, California 91436 on any date from September 3, 2002 until the meeting date.

                                             BY ORDER OF THE BOARD OF DIRECTORS



Dated: August 29, 2002                       Jack Brehm, Chief Financial Officer

                                  GAMOGEN, INC.
                       1930 VILLAGE CENTER CIRCLE, (3-83)
                               SUMMERLIN, NV 89134

                              INFORMATION STATEMENT

                               SUMMARY TERM SHEET

  THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU.
     FOR A MORE COMPLETE UNDERSTANDING OF THE MERGER AND OTHER INFORMATION
          CONTAINED IN THIS INFORMATION STATEMENT, YOU SHOULD READ THE
             ENTIRE INFORMATION STATEMENT CAREFULLY, AS WELL AS THE
                    ADDITIONAL DOCUMENTS TO WHICH IT REFERS.

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY.


THE SPECIAL MEETING

Date, Time and Place of
Special Meeting.................  The Special Meeting will be held on Friday,
                                  September 13, 2002 beginning at 10:00 a.m.
                                  Pacific time, at the offices of Harold
                                  Fleischman, Esq., 15915 Ventura Blvd., Suite
                                  301, Encino, California 91436. See
                                  Introductory paragraph at page 1.

Record Date; Stockholders
Entitled to Vote; Quorum .......  Only holders of record of Gamogen Common Stock on August 19, 2002 are entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were 1,380,311 shares of Gamogen Common Stock outstanding. The presence, in person or by proxy, of the holders of a majority of the Common Stock will constitute a quorum. See "Record Date and Voting Rights" at page 1.

Vote Required...................  The vote of two-thirds of the shares present at the Special Meeting is required to approve the Merger. For purposes of this Special Meeting, the vote of a majority of the shares present at the Special Meeting is required to amend the Articles of Incorporation and to elect directors. See "Vote Required" at page 2.

Intention to Vote...............  The holder of 76% of Gamogen's Common Stock has stated that it intends to vote for
                                  approval of each of the Proposals to be
                                  considered at the Special Meeting. This is sufficient to approve each Proposal. See "Vote Required" at page 2.

Special Meeting Proposals.......  At the Special Meeting, Gamogen's stockholders will be asked to:

                                  o Approve the Agreement and Plan of Merger, as
                                    amended (the "Merger Agreement"), among
                                    Gamogen, Gamogen Newco, Inc. (a wholly-owned subsidiary of Gamogen, referred to as "Newco"), CDM Interactive ("CDM"), CDMI Productions, Inc. ("CDMI") and Southridge Group, LLC ("Southridge").

                                  o Approve an amendment to Gamogen's Articles
                                    of Incorporation to change its name to "CDMI
                                    Productions, Inc."

                                  o Elect three directors

Recommendation of Board of
Directors.......................  Gamogen's Board of Directors has unanimously approved each of the Proposals to be
                                  considered at the Special Meeting and
                                  recommends that the stockholders vote "FOR" each proposal and "FOR" each director nominee. See " Favorable Recommendation of Gamogen's Board of Directors" at page 2.

THE MERGER

Parties to the Merger...........  Gamogen is a New York corporation formed in
                                  1986. Until 1999, its principal business was acquiring, developing and marketing medical products. In November 1999, Southridge acquired control of Gamogen, and Gamogen sold its assets. Since 1999, it has had no operations and it has been searching for a merger or acquisition candidate. Gamogen maintains an office at 1930 Village Center Circle, Suite 3-83, Summerlin, Nevada 89134, Nevada.

                                  CDMI is a Delaware corporation formed in 2001. CDMI was formed to enter into the film production business. CDMI maintains an office at 3111 N. Kenwood, Burbank, California 91505.

Background of the Merger........  Gamogen's principals began discussions with
                                  CDMI's principals in the Fall of 2001. These discussions included CDMI developing, and Gamogen evaluating, a business model to produce and distribute motion pictures. These discussions occurred throughout the Fall and Winter of 2001 in numerous meetings. The parties determined the price for the Gamogen shares to be sold to Interactive and the number of CDMI shares Interactive would receive in the Merger. Gamogen's Board met on February 1, 2002 to approve the transaction and the parties executed the Merger Agreement.

Effects of the Merger...........  If the Merger is approved:

                                  o Gamogen will sell 1,500,000 shares of Common
                                    Stock to Interactive and 950,000 shares to Southridge, for $.10 per share.

                                  o Southridge made a $55,000 partial payment to
                                    Gamogen on a note and Gamogen will credit the approximately $97,784 balance of the note for investment banking and other fees.

                                  o Newco and CDMI will merge; CDMI will become
                                    Gamogen's wholly-owned subsidiary; and all
                                    2,169,689 shares of CDMI held by Interactive will convert into the same number of Gamogen shares. See "Effects of Merger" at page 2.

Accounting Treatment............  The Merger will be accounted for as a business combination using the reverse acquisition method with CDMI being the accounting acquiror under GAAP. The Merger will be treated as an acquisition using the purchase method of accounting with no change in the recorded amount of assets and liabilities of CDMI or Gamogen. See "Accounting Treatment of Merger" at page 7.

Federal Income Tax
Consequences....................  Under the Merger Agreement, Gamogen, Newco and
                                  CDMI have agreed to use commercially
                                  reasonable efforts to cause the Merger to qualify as a tax free reorganization under
                                  Section 386 of the Internal Revenue Code. As such, no income, gain or loss will be recognized by Gamogen or its stockholders as a result of the Merger; but stockholders should consult with their own tax advisors as to the federal, state, local and foreign tax consequences to them. See "Federal Income Tax Consequences" at page 7.

Appraisal Rights................  There will be no appraisal rights available to the holders of Gamogen Common Stock in
                                  connection with the Merger or other Proposals to be considered at the Special Meeting. See "Dissenters' Rights of Appraisal" at page 2.

THE MERGER AGREEMENT

Effective Time of the Merger....  The Merger will become effective when a
                                  Certificate of Merger is filed with the
                                  Delaware Secretary of State. This will occur when all conditions to the Merger have been fulfilled or waived, which Gamogen expects to occur immediately after the Special Meeting. See "Conditions to Consummation of the Merger" at page 8.

Conditions to the Merger........  The Merger will be completed only if: the
                                  Merger and other transactions contemplated in the Merger Agreement have been approved by the requisite vote of Gamogen's stockholders; any necessary third party consents have been obtained; the representations and warranties of Gamogen and CDMI are correct in all material respects; the parties have performed their agreements in all material respects; no judicial, administrative agency or arbitration proceeding is pending or threatened where an unfavorable ruling would prevent completion of these transactions, cause any of these transactions to be rescinded, or adversely affect CDMI's rights as the surviving corporation after the Merger; all SEC filings have been made and the SEC has not issued any negative comments or taken any negative actions. Gamogen's obligations are subject to the further condition that it is satisfied with the results of its due diligence on CDMI. See "Conditions to Consummation of the

                                  Merger" at page 8.

Exclusivity.....................  Each party will not solicit any proposals for a third party to acquire a material amount of that party's securities or assets. See "Exclusivity" at page 8.

Indemnification.................  Gamogen and CDMI will observe provisions in their respective charters or bylaws providing indemnification protection to directors or officers. See "Indemnification" at page 9.

Third Party Approvals...........  Other than approval by Gamogen's stockholders, there are no third party consents necessary to complete the Merger. See "Conditions to Consummation of the Merger" at page 8.

AMENDMENT TO THE ARTICLES OF INCORPORATION

Summary of Amendment............  Article I of Gamogen's Articles of
                                  Incorporation will be amended to change the name of the Company to "CDMI Productions, Inc." See "Amendment to Gamogen's Articles of Incorporation to Change Name" at page 19.

Reasons for Amendment...........  Gamogen's Board of Directors determined that the Gamogen name would no longer serve the Company's interests in view of the new business that will commence after the Merger, and that using the name "CDMI Productions, Inc." will reduce confusion about the Company's identity. See "Amendment to Gamogen's Articles of Incorporation to Change Name" at page 19.

ELECTION OF DIRECTORS

Director Nominees...............  Jack Brehm, Marcos M. De Mattos and Daniel F.
                                  Eccelston are nominated to serve as Gamogen's directors after the Merger. Information about their background and experience is located at "Directors and Executive Officers After the Merger" at page 20.

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                                  #
THE SPECIAL MEETING...............................................................................................1

         MATTERS TO BE VOTED UPON AT THE SPECIAL MEETING..........................................................1

         RECORD DATE AND VOTING RIGHTS............................................................................1

         VOTE REQUIRED............................................................................................2

         FAVORABLE RECOMMENDATION OF GAMOGEN'S BOARD OF DIRECTORS.................................................2

         DISSENTERS' RIGHTS OF APPRAISAL..........................................................................2

PROPOSAL 1 MERGER WITH CDMI PRODUCTIONS, INC......................................................................2

         APPROVAL OF MERGER AGREEMENT AND RELATED TRANSACTIONS....................................................2

                  Parties to the Merger...........................................................................2

                  Effects of the Merger...........................................................................2

                  Changes in Rights of Gamogen Stockholders.......................................................3

                  Background of the Merger; Reasons for the Merger................................................3

                  Determination of Purchase Price for Gamogen Shares and Shares Issued in Merger..................5

                  Discharge of Southridge's Note to Gamogen.......................................................6

                  Accounting Treatment of Merger..................................................................7

                  Federal Income Tax Consequences.................................................................7

         THE MERGER AGREEMENT.....................................................................................7

                  General.........................................................................................7

                  Certain Representations and Warranties..........................................................7

                  Certain Covenants...............................................................................8

                  Exclusivity.....................................................................................8

                  Conditions to Consummation of the Merger........................................................8

                  Indemnification.................................................................................9

                  Expenses........................................................................................9

         CERTAIN INFORMATION ABOUT GAMOGEN........................................................................9

                  Recent History and Company Strategy.............................................................9

                  Market Price for Common Stock and Dividend Data.................................................9

                  Financial Information..........................................................................10

         CERTAIN INFORMATION ABOUT CDMI PRODUCTIONS, INC.........................................................10

                  Business and Strategy..........................................................................10

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                                  #
                  Transactions with Affiliates...................................................................12

                  Key Employees and Consultants..................................................................13

                  Intellectual Property Rights...................................................................13

                  Facilities.....................................................................................13

                  Financial Information..........................................................................13

                  Risk Factors...................................................................................15

         MANAGEMENT'S DISCUSSION AND ANALYSIS AND PLAN OF OPERATION..............................................18

                  Results of Operations..........................................................................18

                  Liquidity and Capital Resources; Plan of Operation.............................................18

PROPOSAL 2 AMENDMENT TO GAMOGEN'S ARTICLES OF INCORPORATION TO CHANGE NAME.......................................19

PROPOSAL 3 ELECTION OF DIRECTORS.................................................................................19

         INCUMBENT DIRECTORS AND EXECUTIVE OFFICERS..............................................................19

         DIRECTORS AND EXECUTIVE OFFICERS AFTER THE MERGER.......................................................20

                  Consulting Agreement...........................................................................20

                  Non-Competition Agreements.....................................................................21

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..........................................21

         EXECUTIVE OFFICER COMPENSATION..........................................................................22

         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.................................................22

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..........................................................22

BALANCE SHEET INFORMATION OF THE COMPANY AND CDMI................................................................22

AUDITOR INFORMATION..............................................................................................23

OTHER MATTERS....................................................................................................23

DOCUMENTS INCORPORATED BY REFERENCE..............................................................................23

ANNUAL REPORT ON FORM 10-KSB.....................................................................................23

Attachments:
------------

Exhibit A      Third Amended and Restated Agreement and Plan of Merger

Exhibit B      Annual Report on Form 10-KSB for fiscal year ended February 28,
               2002 and Quarterly Report on Form 10-QSB for fiscal quarter ended
               May 31, 2002

Exhibit C      CDMI audited financial statements as of January 31, 2002 and unaudited financial statements as of May 31, 2002

Exhibit D      Carlos D. De Mattos Consulting Agreement

Exhibit E      Form of Confidentiality and Non-Interference Agreement

                               THE SPECIAL MEETING

         This Information Statement (the "Statement") is provided to the stockholders of Gamogen, Inc., a New York corporation ("we," "us," "Gamogen" or the "Company"), in connection with the special meeting of Gamogen's stockholders to be held at 10:00 a.m. local time on September 13, 2002 and any adjournment thereof (the "Special Meeting"). The Special Meeting will be held at the offices of Harold Fleischman, Esq., 15915 Ventura Blvd., Suite 301, Encino, California 91436. We mailed this Statement to stockholders on approximately August 30, 2002.

MATTERS TO BE VOTED UPON AT THE SPECIAL MEETING

         WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY. At the Special Meeting, the stockholders will consider and vote upon three proposals:

         1. To consummate the transactions described in the Third Amended and Restated Agreement and Plan of Merger dated as of July 19, 2002 (the "Merger Agreement") among the Company, Gamogen Newco, Inc. ("Newco"), CDM Interactive, Inc. ("Interactive"), CDMI Productions, Inc. ("CDMI") and Southridge Group, LLC ("Southridge") attached to this Information Statement as Exhibit A, including that:

              o The Company will sell 1,500,000 shares of common stock to Interactive and 950,000 shares of common stock to Southridge, in each case for a purchase price of $0.10 per share.

              o Southridge paid Gamogen $55,000 as a partial payment of a note and Gamogen will credit the balance of the note for investment banking and similar fees.

              o Newco and CDMI will merge, resulting in CDMI becoming Gamogen's wholly owned subsidiary, and each of 2,169,689 shares of CDMI common stock held by Interactive being converted into one share of Company common stock.

         2. To amend Article I of Gamogen's Articles of Incorporation to change its name to "CDMI Productions, Inc."

         3.       To elect the following individuals to the Company's Board:
Jack Brehm, Marcos M. De Mattos, and Daniel F. Eccelston.

         The stockholders will also vote on any other business that properly comes before the Special Meeting or any adjournment. We do not anticipate that any other business or proposal will be voted upon.

RECORD DATE AND VOTING RIGHTS

         Only stockholders of record on August 19, 2002 (the "Record Date") will be entitled to notice of and to vote at the Special Meeting. As of the Record Date, we had 1,380,311 shares of common stock, $0.01 par value (the "Common Stock"), issued and outstanding (none of our preferred stock has been issued). Each share of our common stock entitles the record holder on the Record Date to one vote on each matter presented at the Special Meeting.

VOTE REQUIRED

         A quorum for purposes of the Special Meeting will exist if the holders of a majority of our outstanding common stock are present, in person or by proxy. The affirmative vote of two-thirds of the quorum is necessary to approve the proposal.

         The vote of two-thirds of the shares present at the Special Meeting is required to approve the Merger. For purposes of the Special Meeting, the vote of a majority of the shares present at the Special Meeting is required to amend the Articles of Incorporation and to elect directors.

         Southridge has informed us that it intends to vote all 1,051,100 shares of our common stock which it owns in favor of approving the Merger Agreement and related transactions. Southridge holds 76% of our outstanding common stock and therefore has the power, acting by itself, to approve all matters to be voted upon at the Special Meeting.

FAVORABLE RECOMMENDATION OF GAMOGEN'S BOARD OF DIRECTORS

         Gamogen's Board of Directors has unanimously approved the Merger and all transactions contemplated by the Merger Agreement, amending the Articles of Incorporation to change the Company's name to "CDMI Productions, Inc." and to elect the persons nominated to become directors. The Board recommends that Gamogen's stockholders vote "FOR" each Proposal and "FOR" each director nominee.

DISSENTERS' RIGHTS OF APPRAISAL

         We will acquire CDMI through a merger between our subsidiary, Newco, and CDMI. New York corporate law does not provide that Gamogen shareholders have dissenters' rights of appraisal under those circumstances; and no such rights are available in connection with the amendment to Gamogen's Articles of Incorporation to change its name.

                                   PROPOSAL 1
                       MERGER WITH CDMI PRODUCTIONS, INC.

APPROVAL OF MERGER AGREEMENT AND RELATED TRANSACTIONS

Parties to the Merger

         The Merger Agreement is among Gamogen, Inc., Gamogen Newco, Inc. ("Newco"), Southridge, CDM Interactive, Inc. ("Interactive") and CDMI Interactive ("CDMI"). Newco is a wholly owned subsidiary of Gamogen; and CDMI is a wholly owned subsidiary of Interactive.

Effects of the Merger

         Upon approval of the Merger, Gamogen will sell 1,500,000 shares of Common Stock to Interactive and 950,000 shares to Southridge, in each case for a purchase price of $.10 per share. Southridge made a $55,000 payment on its note to Gamogen and Gamogen will credit the approximately $97,784 balance of that note to Southridge for investment banking and other fees. Newco and CDMI will merger, with the result that CDMI becomes a wholly-owned subsidiary of Gamogen, and all 2,169,689 shares of CDMI stock held by Interactive will be converted into the same number of Gamogen shares.

         The transactions in the Merger Agreement will result in a change of control of Gamogen. Upon completion of the Merger, there will be 6,000,000 shares of Common Stock outstanding which we expect to be beneficially owned by directors, officers and holders of more than five percent of our common stock, and other stockholders not affiliated with the Company as a group, as follows:

                                                BEFORE MERGER                AFTER MERGER
                                            NUMBER OF     PERCENT OF    NUMBER OF    PERCENT OF
NAME OF BENEFICIAL OWNER                    SHARES        CLASS         SHARES       CLASS
Southridge Group, LLC (1)                   1,051,100        76%        2,001,100       33.35%

CDM Interactive, Inc. (2)                       0             0         3,669,689       61.16%

Incumbent directors and officers             40,000          2.9%          N/A           N/A
as a group (3 individuals) (3)

All nominee directors and officers             N/A           N/A          7,500          .12%
as a group (4 individuals)(3)(4)

Non-affiliated public                        289,211        20.95%       321,711        5.36%
stockholders  (as a group)(5)

(1) Under the rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934, shares owned by Southridge Group, LLC are deemed to be beneficially owned by Yale Farar as Manager of Southridge Group, LLC.

(2) As the majority stockholder of CDM Interactive, Inc., Carlos D. De Mattos is deemed to be the beneficial owner of shares held by CDM Interactive, Inc.

(3) One incumbent director is also nominated to serve after the Merger. The other incumbent officers and directors are included in the non-affiliated stockholder column after the Merger.

(4) Marcos M. De Mattos disclaims beneficial ownership of shares held by CDM Interactive, Inc.

(5) Excludes directors, officers and holders of more than 10% of outstanding shares.

Changes in Rights of Gamogen Stockholders

         The Merger will take place between Newco and CDMI. Newco is a wholly-owned subsidiary of Gamogen, and Gamogen itself is not merging. Gamogen's Articles of Incorporation and Bylaws will not be affected by the Merger (other than the name change described below). The existing rights of Gamogen stockholders will not be affected by the Merger.

Background of the Merger; Reasons for the Merger

         Since the sale of substantially all of its assets in 1999, Gamogen has had no operations and its activities have been limited to identifying and evaluating suitable merger, acquisition or similar business opportunities. Yale Farar, Manager of Southridge Group LLC (the owner of 76% of Gamogen's stock), had been discussing with the Gamogen Board since January 2000 various ways to make Gamogen operational and to enhance shareholder value. Some of the discussions centered on developing Gamogen into a business that could become involved in the entertainment industry. Gamogen and Southridge discussed and investigated possible informational television programs and the production of popular music recordings. These discussions resulted in research on industries, investigations of businesses and companies, and having preliminary conversations with individuals regarding mergers or acquisitions or business development that would make the Company operational again.

         Carlos D. De Mattos is well known in the film and television business (his business background is discussed below in Proposal 3 under the heading "Directors and Officers After the Merger - Consulting Agreement"). Beginning October 2001, Mr. Farar met with Carlos De Mattos and other representatives of CDMI along with Gamogen Board members over a period of months to discuss how best to reactivate Gamogen in the film and entertainment industry. As the meetings progressed, all parties narrowed their focus on the areas that were believed to be the most important and with the most realistic business potential for the Company.

         Preliminary discussions focused on film and television opportunities and the possible purchase of and leasing of studio equipment for the film and entertainment industry. As these discussions between Mr. Farar of Southridge and board members of both companies progressed, it became apparent that purchasing and leasing equipment in the film and entertainment industry, and the financing and production of the niche market of low budget films, would present an opportunity for stockholders of both companies.

         After months of discussions among Gamogen's Board members in December, 2001, the Board directed management to enter into a Letter of Intent with CDMI. During the following three months, the due diligence and discussions continued. On February 21, 2002, the Board passed a resolution directing management to enter into the Merger Agreement. A summary of the principal meetings and negotiations follows:

              o On October 26, 2001, Mr. Farar met with Carlos and Marcos De Mattos regarding the possibility of Gamogen purchasing studio equipment and leasing it to entertainment entities in order to begin to make Gamogen operational with an emphasis on the entertainment industry.

              o On November 15, 2001, representatives of CDMI and Gamogen met to discuss the structure of a possible transaction.

              o On November 20, 2001, representatives of CDMI and Gamogen met to discuss the structure of a transaction and business plans of CDMI. As a result of this meeting, the parties developed preliminary terms of a possible transaction.

              o On December 7, 2001, the parties met to discuss the final points of a Letter of Intent and to execute the Letter of Intent. The Letter of Intent provided, among other things, that the parties would enter into a merger agreement pursuant to which Gamogen would spin-off Gyneco (later revised); Interactive would purchase 1,500,000 Gamogen shares and Southridge would purchase 950,000 Gamogen shares for $.10 per share; Southridge would pay Gamogen $55,000 on its note and the balance would be discharged; CDMI and Gamogen would merge in a tax-free merger; and promptly after execution of the Letter of Intent CDMI would develop a business plan. Gamogen filed a Form 8-K on December 20, 2001 with a press release describing the material terms of the Letter of Intent.

              o Following execution of the Letter of Intent, the parties continued negotiations and decided to eliminate the provision contemplating the merger of CDMI and Gyneco and subsequent spin-off of Gyneco, to avoid potential adverse tax consequences to Gamogen's stockholders from the spin-off of the merged entity combining CDMI and Gyneco. The parties agreed instead to structure the merger between a Gamogen subsidiary newly organized for this purpose and CDMI. The financial terms discussed on November 20, 2001 and in the Letter of Intent remained in effect through the Merger Agreement.

              o On December 18, 2001, Board members of CDMI and Gamogen met to discuss the Merger Agreement, strategy and capital requirements after close of the Merger.

              o On January 7, 2002, representatives of both companies met to discuss changes in the Merger Agreement.

              o On February 18, 2002, representatives of Gamogen and CDMI met at the American Film Market Convention in Santa Monica, California to discuss additional due diligence on CDMI and film distribution issues. On March 1, 2002, Board members and representatives of both companies met to discuss the Information Statement requirements and how to structure future financings for the Company.

              o On March 26, 2002, Board members and representatives of both companies met to review structuring of possible future film projects.

              o On June 10, 2002, the parties amended the Merger Agreement to take into account comments of the SEC and to extend the date by which the Merger would close. CDMI and Gamogen agreed that Gamogen would not spin-off Gyneco after the closing (Gyneco would not have been a party to the Merger as a result of the change in structure noted in the fifth bullet point above) in order to focus on addressing SEC comments other than those directed to the spin-off and to avoid potential adverse tax consequences to stockholders resulting from the spin-off. On July 19, 2002, the parties again amended the Merger Agreement to extend the closing date.

Determination of Purchase Price for Gamogen Shares and Shares Issued in Merger

         The purchase price of $.10 per share for the shares to be issued to Southridge and Interactive was proposed by Gamogen in negotiations between Interactive, Southridge and Gamogen. The parties found this price acceptable and there were no counteroffers.

         Gamogen's Board concluded that this price was appropriate based on market and other factors. These factors included the trading history of Gamogen Common Stock prior to the Letter of Intent (amended and restated on December 7, 2001), and Gamogen's net worth. For the three months before the date of the Letter of Intent among Interactive, Southridge and Gamogen, in which the purchase price was agreed to, Gamogen's common stock received various bids for its common stock at an average of $.25 per share, however there was no or minimal trading volume at such prices. Gamogen's Board concluded that a price of $.10 per share was fair to Gamogen and its unaffiliated stockholders, based on the following factors:

              o   The thin trading market for Gamogen's common stock

              o   The absence of reliable bids for the common stock

              o The common stock to be issued to Interactive and Southridge would not be registered and would therefore be restricted stock which may only be resold under Rule 144 or some other exemption to the Securities Act of 1933

              o Gamogen had less than $10,000 in cash, the unsecured note (with $149,822 in principal and accrued interest as of November 30, 2001) from Southridge and no other assets at that time

              o After two years of attempts to develop Gamogen, it had no other prospects and had little cash to implement a business opportunity if one arose

         The Board also considered the dilutive impact of the Merger on Gamogen's non-affiliated stockholders. The Board concluded that the dilutive impact on non-affiliated stockholders was outweighed by the benefits of the infusion of capital by Southridge and CDMI and the potential opportunities for value that he Merger could bring. Gamogen's Board re-evaluated the fairness of the price on June 6, 2002, taking into account the same factors. In this re-evaluation, the Board concluded that the foregoing factors continued to apply and that the $.10 per share price remained fair to the Company and non-affiliated stockholders.

         Gamogen's Board also considered whether converting the CDMI shares owned by Interactive into 2,169,689 Gamogen shares as a result of the Merger was fair to the Company and to its non-affiliated stockholders. After Gamogen issues 950,000 shares to Southridge, Gamogen will have 2,330,311 shares of Common Stock outstanding. The Board concluded that Gamogen and CDMI will be making substantially equal contributions to the combined entity resulting from the Merger and, therefore, Interactive should receive 2,169,689 shares in the Merger. This, too, was the result of negotiations between Gamogen and Interactive taking into consideration Gamogen's view of the value of its status as a public company, the cash it would have as a result of the stock purchased by Southridge, Southridge's prepayment of the note (its scheduled maturity date is November 2002) in connection with the Merger and continuing financial support provided by Southridge through a bridge loan, the value of CDMI's assets and business plan and the capital to be invested by Interactive as part of the Merger. In determining that Gamogen and CDMI would be making substantially equal contributions to the combined entity, the Board took into consideration that after the write-off of Gamogen's note receivable the tangible assets contributed by each entity were not significant. Further, the Board considered that CDMI had in place a management group with substantial experience, had developed a business plan that contemplated a number of possible opportunities in the entertainment industry, including the production of motion pictures. The Board did not place a specific dollar value on CDMI's management team or business plan. The Board did not consider the balance sheet of the constituent companies to be of significance but believed that the opportunities to achieve CDMI's business plan would be greatly enhanced through a combination with a public entity.

         Gamogen's Board did not rely on the opinion of any outside experts in reaching these conclusions.

Discharge of Southridge's Note to Gamogen

         Before the closing of the Merger, Southridge paid $55,000 as partial prepayment of a note it owes to Gamogen. This unsecured note was originally issued in November 1999 by Southridge in connection with Southridge's acquisition of Gamogen stock. Southridge issued the note to ReproMed Systems, Inc. in partial payment for Southridge's purchase of Gamogen shares owned by ReproMed. Gamogen then sold substantially all of its assets to ReproMed in exchange for this note, and Gamogen became the holder of the note. The note bears interest at 6.5% per year and is due in November 2002. The original amount of the note was $183,564. Southridge paid $90,852 on the note; total interest charged on the note was $26,308 through May 31, 2002; and the balance of accrued principal and interest as of May 31, 2002 was $97,784.

         In connection with the Merger, Gamogen agreed to credit Southridge $97,784, representing the remaining unpaid balance of that note. This credit will be charged to Gamogen's operations when the Merger closes. This amount represents a consulting fee for mergers, acquisitions and investment banking advice Southridge provided to the Company in connection with the transactions to be voted upon at the Special Meeting. Over a period of six months, Southridge's principal (Mr. Farar) devoted more than 350 hours of time to the structuring and negotiation of the transactions in the Merger Agreement, performing due diligence on CDMI, and coordinating Gamogen's professional advisors. In view of the value of these services to Gamogen and its stockholders, and fees charged by investment bankers for comparable services, Gamogen's Board concluded that approximately $97,784 was an appropriate payment. Southridge did not agree to vote for approval of the Merger and related transactions in consideration for the credit of the balance on the note.

Accounting Treatment of Merger

         The Merger will be accounted for as a business combination using the reverse acquisition method, with CDMI being the accounting acquiror under generally accepted accounting principles. The Merger will be treated as a recapitalization of CDMI. The assets and liabilities of Gamogen consist primarily of cash and accrued expenses and will be combined with those of CDMI at historical cost. The accounting treatment for the Merger will be the purchase method of accounting, with no change in the recorded amount of assets and liabilities of Gamogen or CDMI. After consummation of the Merger, the statements of operations of the Company will be the historical results of operations of CDMI.

Federal Income Tax Consequences

         Under the Merger Agreement, Gamogen, Newco and CDMI have agreed to use commercially reasonable efforts to cause the Merger to qualify as a tax-free reorganization under Section 386 of the Internal Revenue Code. In Gamogen's judgment, no income, gain or loss should be recognized by Gamogen or its stockholders as a result of the Merger. However, this does not constitute tax advice to any stockholder, and stockholders should consult with their own tax advisors as to the federal, state, local and foreign tax consequences of the Merger to them in light of their personal circumstances.

THE MERGER AGREEMENT

General

         The Merger Agreement provides that Gamogen will issue 1,500,000 shares of Common Stock to Southridge, and 950,000 shares to Interactive, all for a purchase price of $.10 per share. Southridge paid Gamogen $55,000 as partial payment of a note, and the approximately $97,784 balance of the note will be credited to Southridge as payment for investment banking and other fees related to the Merger.

         After issuing shares of our common stock to Interactive and Southridge, Newco and CDMI will merge. CDMI will be the surviving corporation after the merger and will become a wholly owned subsidiary of Gamogen. In exchange for Interactive's shares of CDMI, we will issue Interactive 2,169,689 shares of Gamogen common stock. Gamogen will use the proceeds from the stock sale and the note payment for business development activities and other general corporate purposes following the Merger.

         In addition, at the closing of the Merger, Carlos D. De Mattos will enter into a consulting agreement with CDMI, and Carlos D. and Marcos M. De Mattos will enter into non-competition agreements with CDMI. These agreements are described in "Election of Directors--Consulting Agreement" and "--Non-Competition Agreements" below.

Certain Representations and Warranties

         In the Merger Agreement, CDMI and Gamogen make representations and warranties to the other regarding their organization and corporate status, capitalization and authority to enter into the transactions in the Merger Agreement; their financial condition; that the transactions in the Merger Agreement do not conflict with other restrictions or obligations; that neither is liable for broker fees; and that each has disclosed all material facts to the other.

Certain Covenants

         In the Merger Agreement, the parties agree to use reasonable commercial efforts to complete the transactions in the Merger Agreement, including to amend the Agreement to minimize adverse tax consequences; to give any necessary notices to third parties or governmental agencies; to refrain from taking any action or entering into any transaction outside the ordinary course of business pending the closing of the transactions in the Agreement; to maintain the confidentiality of non-public information; and to notify the other of any material adverse development that causes a breach of a party's representations or warranties. In addition, Gamogen agreed to call this Special Meeting and circulate this Information Statement.

Exclusivity

         Each party to the Merger Agreement agreed not to solicit any inquiries or proposals for the acquisition by any third party of a material amount of securities or assets from such party, or to engage in a merger, consolidation, share exchange or similar business combination involving such party, or furnish information to a third party relating to a possible transaction with a third party, or engage in negotiations or discussions relating to a transaction with a third party.

Conditions to Consummation of the Merger

         The Merger will become effective when a Certificate of Merger is filed with the Delaware Secretary of State. This will occur when all conditions to the Merger have been fulfilled or waived, which Gamogen expects to occur immediately after the Special Meeting.

         The Merger will be completed only if the following conditions are fulfilled or waived:

              o The Merger and other transactions contemplated in the Merger Agreement have been approved by the requisite vote of Gamogen's stockholders

              o   Any necessary third party consents have been obtained

              o The representations and warranties of Gamogen and CDMI are correct in all material respects

              o The parties have performed their agreements in all material respects

              o No judicial, administrative agency or arbitration proceeding is pending or threatened where an unfavorable ruling would prevent completion of these transactions, cause any of these transactions to be rescinded, or adversely affect CDMI's rights as the surviving corporation after the Merger

              o All SEC filings have been made and the SEC has not issued any negative comments or taken any negative actions.

              o Gamogen's obligations are subject to the further condition that it is satisfied with the results of its due diligence on CDMI.

         Gamogen does not expect that any third party or governmental consents will be necessary to complete the Merger, other than complying with the rules of the SEC concerning this Information Statement. Gamogen has been performing ongoing due diligence on CDMI and its business plan and, to date, has been satisfied with the results of its due diligence. Gamogen expects to complete its due diligence on the COMPLEXO, described below under "Certain Information About CDMI Productions, Inc. - Business and Strategy" but in view of the one-year option to acquire an interest in the COMPLEXO, delaying due diligence on that entity will not delay completion of the Merger.

Indemnification

         In the Merger Agreement, Gamogen agreed to comply with any indemnification provisions now existing in our Articles of Incorporation or Bylaws for the benefit of any individual who served as an officer or director of Gamogen or Newco at any time before the Merger. CDMI, as the surviving corporation after the Merger, will comply with indemnification provisions in its Certificate of Incorporation and Bylaws for the benefit of any individual who served as a director or officer of CDMI prior to the Merger.

Expenses

         Each of the parties to the Merger Agreement will bear its own expenses incurred in connection with the transactions contemplated by the Agreement, including legal and accounting expenses.

CERTAIN INFORMATION ABOUT GAMOGEN

Recent History and Company Strategy

         Gamogen is New York corporation organized in 1986 to acquire, develop and market medical products. Gamogen and its subsidiary, Gyneco, Inc., acquired various drug and related products and technologies. In November 1999, Southridge purchased 649,200 shares (324,600 shares post split) of Gamogen's Common Stock (approximately 52.78% of the then outstanding shares) for $80,000 in cash and an unsecured promissory note due November 2002 for $183,563. In December, 1999, Southridge purchased an additional 1,500,000 shares of Common Stock (750,000 shares post split) for $30,000, bringing its total ownership of Gamogen stock up to 1,051,100 shares (76% of the outstanding shares). Gamogen used the additional capital provided by Southridge in December 1999 to pay for legal and accounting fees to make SEC filings and for similar minimal corporate maintenance activities. Gamogen did not receive any independent evaluation of the fairness of Southridge's stock purchases, and based its decision to sell the shares at those prices on the minimal net worth and capital resources of the Company and the absence of any viable alternative sources of capital.

         Concurrently with Southridge's investment in November, 1999, Gamogen sold substantially all of its assets to another entity. As a result, Gamogen ceased operations. Since that time, Gamogen has been seeking opportunities for a merger, exchange of stock, asset acquisition or another business combination.

Market Price for Common Stock and Dividend Data

         Gamogen is authorized to issue 50,000,000 shares of common stock, $.01 par value, of which 1,380,311 shares were issued and outstanding as of January 28, 2002. On that date, the Company's common Stock was held by approximately 145 beneficial owners.

         To our knowledge there has been only minimal trading in Gamogen common stock for the calendar years ended December 2000 and December 2001. Our common stock is traded on the Over-The-Counter Bulletin Board market under the symbol "GAMN." The following table sets forth the high and low closing bid quotations for the common stock as reported by Pink Sheets, LLC and the Nasdaq

Historical Data Service for the periods indicated. These quotations represent interdealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

                        YEAR ENDED                     YEAR ENDED
                        DECEMBER 31, 2000              DECEMBER 31, 2001
                                        (Amounts in $)
                       High            Low          High               Low
1st Quarter            0.01            0.01         1.75           0.34375
2nd Quarter            None            None          0.3               0.3
3rd Quarter            0.11            0.08         0.47              0.35
4th Quarter          0.3125          0.3125        0.455              0.25

         Gamogen has not declared or paid any cash dividends on our common stock and we do not anticipate that any cash dividends will be paid in the foreseeable future.

Financial Information

         Attached to this Information Statement as Exhibit B is Gamogen's amended Form 10-KSB/A which contains audited financial statements for the year ended February 28, 2002.

CERTAIN INFORMATION ABOUT CDMI PRODUCTIONS, INC.

Business and Strategy

         CDMI is a Delaware corporation organized in 2001. It is a development stage company that intends to begin to develop and produce full length motion pictures possibly through autonomous partnerships or other entities. We expect these entities to be independent organizations providing the ability for creativity and progressive production ideas to occur. To date, CDMI has discussed and received a number of scripts, treatments and stories, and has familiarized itself with opportunities for the production and distribution of several projects. CDMI has selected a script for the production of a low-budget movie (approximately $1,000,000) and is currently negotiating with the writer, director, principal actors and other technical personnel. CDMI is in the process of organizing a limited liability company to produce the movie and is seeking financing to provide substantially all the funds required. CDMI would be entitled to receive a management fee based on the cost of the movie and the revenues received therefrom; such fee may not be received if the movie does not produce sufficient revenues. There is no assurance that CDMI will successfully complete the negotiations or that the limited liability company will be able to raise the funds required. Further there is no assurance that, even if the movie is completed, it will produce sufficient revenues for CDMI to earn any income.

         CDMI may provide sound stages, production facilities as well as specialized equipment to the entertainment industry. We may work with an affiliated entity owned by Carlos D. De Mattos in this area. Carlos D. De Mattos is a minority (28%) owner of Hollywood Rentals Production Services Company, which is a major provider of lighting, grip and other equipment in a rental basis for the production of movies and other filming. CDMI expects to obtain bids from Hollywood Rentals Production Services Company and unaffiliated competing companies for equipment required in the Company's business. Because Hollywood Rentals Production Services Company is the largest provider of these items in the area and because Company personnel are familiar with Hollywood Rentals Production Services Company's capabilities, CDMI believes it will benefit from these transactions. CDMI intends that its business will include the operation of production facilities and will also include renting of specialized production equipment. CDMI recently purchased approximately $200,000 of lighting equipment for cash from LTM Corporation of America, an unrelated party, and leased the equipment to Hollywood Rentals

Production Services Company. The lease is for a five year term with rental at $4,298 per month. The lessee has the option to purchase the equipment at the end of the lease term at its then fair value. The cash required for the acquisition of the equipment was provided by advances from Gamogen and Interactive. (Interactive advanced $150,000 for CDMI's working capital, Southridge advanced $30,000 and Gamogen advanced $125,000, of which CDMI used $200,000 to purchase the equipment.) CDMI believed the opportunity to purchase this equipment and lease it to Hollywood Rentals Production Services Company was a sound investment and provided a favorable return, considering the estimated residual value of the equipment.

         Carlos D. De Mattos is the majority stockholder of and controls Interactive which, in turn, controls CDMI. In addition to its ownership of CDMI, Interactive owns and operates commercial real estate, and owns, rents and sells lighting equipment to the entertainment industry.

         We plan to distribute the motion pictures via international and domestic distributors, whose primary business focus is distribution encompassing motion picture theaters, home video, pay-per-view, pay television, free television and ancillary markets, such as hotels, airlines and streaming films on the Internet. CDMI has had meetings and discussions with several international and domestic distributors, none of which resulted in any understanding or agreement. CDMI plans to hold additional meetings with these distributors and arrange meetings with others. It is not likely to be able to make any distribution arrangements until CDMI progresses further with specific projects.

         Our business model contemplates that a local distributor would acquire distribution rights for our film products in one or more of these distribution channels. We expect that the local distributor would agree to advance CDMI a non-refundable minimum guarantee. The local distributor would then generally receive a distribution fee based on receipts or other factors. We anticipate receiving a portion of gross receipts in excess of the distribution fees, distribution expenses and monies retained by exhibitors. The local distributor and theatrical exhibitor typically enter into an arrangement providing for the exhibitor's payment to the distributor of a percentage (generally 40% to 50%) of the box office receipts for the exhibition period, depending upon the success of the motion picture.

         We may also provide basic management and administrative services to the entities that produce these films under a management agreement. CDMI will also consider opportunities to contribute additional working capital to these entities.

         We intend to rely on pre-sales to North American and international distributors for revenues. We intend to finance our production activities from pre-sales, equity offerings, co-productions and joint ventures. We expect to have substantially all funds in place prior to commencement of principal photography for a film project.

         As independent producers, we intend to target our product at specialized markets and expect to produce motion pictures with budgets of less than $25 million. Talent, directors, and producers have migrated towards the low budget films being made by independent producers. The increased interest comes as a result of the realization that low-budget film production offers the creative personnel an opportunity to be innovative, something that is not always the case with the more expensive studio productions. Filmmakers also realize that the successful low-budget films are gaining respect among the critics, while becoming increasingly more popular in the market place. In addition, many actors and actresses feel that it is beneficial to them to maintain a continuous work pace in the film industry, despite the relatively low wages.

         Agents and managers for higher ranked talent have, during the past two years, become increasingly aware that the success of an independent picture can drastically increase their client's market value. Meanwhile, actors and actresses, eager to redirect their careers are offered new challenges and the potential of a career change through roles in quality low-budget films. Since low-budget films often offer talent net profit participation in exchange for lower wages, many high ranking actors and actresses constantly work on various low-budget films.

         We expect to obtain scripts through contacts of our officers and directors. These contacts include individuals with experience within the film industry. We will also place advertisements in industry journals calling for scripts or story rights. We also plan to commission writers to develop projects where rights have been optioned. Many of the scripts may be optioned by writers who are not members of the Writers Guild of America (WGA). In an option agreement, scripts may be contractually "picked up" with the right to purchase at a later point in time. Option agreements are typically in effect for one or two years, after which they usually can be extended.

         We expect to enter into contractual arrangements with screenplay writers, attorneys, actors, grips, gaffers, officers, directors, municipalities, investors, production managers, assistants and employees. These arrangements will cover services in connection with the production of movies and administrative and support services.

         CDMI also owns an option to acquire from Luso American Securities (Portugal) its 20% interest in the COMPLEXO in Cascais, Portugal. This option is exercisable for one year after the date of the Merger Agreement for an exercise price of US$100. CDMI has advised the Company that the COMPLEXO proposes to be a state of the art entertainment production facility in the Iberian peninsula to create television, commercial and film products. Gamogen requested that CDMI enter into this option to enable Gamogen to complete due diligence on that project, while not delaying the completion of the Merger. Carlos D. De Mattos owns all of Luso American Securities, which in turn owns the 20% interest in COMPLEXO. Gamogen negotiated this option price because it could not determine the value of the 20% interest without completing due diligence, and Luso American Securities and Mr. De Mattos were willing to grant the option at that price. Mr. De Mattos was willing to do so because he believed the Company would be in a better position to raise funds that may be required to develop COMPLEXO. With possibly greater access to capital through the Company, Mr. DeMattos concluded that the COMPLEXO project could be more valuable to the Company than to himself personally; and that through his interest in the Company after the Merger, he (as well as the other stockholders) would benefit from this possible relationship. CDMI will not record a value for the option to acquire the interest in COMPLEXO because the option was granted for a de minimus amount. Mr. De Mattos plans to meet with Portuguese Government officials in the Fall of 2002 to discuss the COMPLEXO. Mr. De Mattos advises Gamogen that COMPLEXO is involved in negotiations with Portugal's newly elected Parliament to proceed with construction of the COMPLEXO which could resume in 2003 (after delays caused by the election of a new government). CDMI has not performed sufficient due diligence concerning the potential value of the COMPLEXO project and its financial requirements and believes that the value of the interest cannot be determined at this time. If the option is exercised, CDMI will record the asset at $100, the exercise price. CDMI management has discussed the proposed accounting with its auditors, Ernst & Young LLP, who have indicated their agreement with that approach. If CDMI exercises the option, neither Luso American Securities nor Mr. De Mattos will have any interest in the COMPLEXO.

Transactions with Affiliates

         CDMI is controlled by Interactive, and Interactive is controlled by Carlos D. De Mattos. Carlos D. De Mattos, who is the father of Marcos M. De Mattos, will provide consulting services to the Company after the Merger (see "Election of Directors - Consulting Agreement," below), and the Company may engage in various transactions with entities with which Mr. De Mattos is associated, either as a majority or minority equity holder. For example, we entered into an agreement to purchase lighting and related equipment from an unaffiliated manufacturer and entered into a five year operating lease arrangement for such equipment with an affiliated entity of which Carlos D. De Mattos is a minority stockholder.

         Although the Company's Board does not expect to obtain third party opinions concerning the fairness of interested-party transactions, the Board will take a number of measures to assure that all transactions with any affiliated entities or persons, including Carlos D. De Mattos or Marcos M. De Mattos or entities in which either of them has a financial interest, are fair to the Company. Those measures will include at least the following:

              o The Company will structure its new Board so that a majority of the directors are not affiliated with Carlos D. De Mattos or Marcos M. De Mattos or their business interests.

              o In connection with transactions involving a commitment of more than $10,000 or lasting longer than six months, the Company will inquire as to whether any affiliate has any direct or indirect financial interest.

              o The affiliate will not participate in any decision on behalf of the Company in which the affiliate has a direct or indirect financial interest.

              o Before the Company enters into a transaction in which any affiliate has a known interest (after due inquiry), the Board will make a finding that (a) the transaction has a valid business purpose for the Company and (b) the transaction is fair to the Company taking into consideration comparable arrangements available in the market or competitive bidding.

                  Key Employees and Consultants

         The Company will have minimal employees after the Merger who are expected to be: Jack Brehm (Chief Executive Officer and Chief Financial Officer) and Marcos M. De Mattos (V.P. of Corporate Development). The directors will be Jack Brehm, Marcos M. De Mattos, and Daniel F. Eccelston. The backgrounds of these individuals are set forth below at "Directors and Officers After the Merger."

Intellectual Property Rights

         The only intellectual property rights the Company expects to own are of scripts and screenplays. These items may be subject to copyright protection.

Facilities

         The Company will be headquartered in office space leased on a month to month basis at 3111 N. Kenwood Street, Burbank, California 91505 from Hollywood Rentals Productions Services Company, a company of which Carlos D. De Mattos is a minority owner. Rent will be $2,000 per month. CDMI currently occupies the space. Based on comparable space in the area, the Company believes this is a reasonable rent.

Financial Information

         CDMI's audited financial statements at January 31, 2002 and unaudited financial statements at May 31, 2002 are attached to this Information Statement at Exhibit C and are a part of this Information

Statement. Upon consummation of the Merger, the statements of operations of the Company will be historical results of operations of CDMI.

         Below is the unaudited consolidated and adjusted pro forma balance sheet at May 31, 2002 assuming the closing of the Merger, the elimination of the note to Southridge and the other transactions contemplated in the Merger Agreement. The amounts below include professional and related fees and expenses in connection with the Merger (approximately $70,000).


                                                                         Pro forma
                                                                        adjustments
                                       Gamogen             CDMI            Dr (Cr)          Pro forma
                                    -------------------------------------------------------------------
Current assets:
 Cash                                $     1,948        $   1,744                               $3,692
Advances to CDMI                         125,000                        ($125,000)(1)                0
Rental and other equipment
 net of accumulated depreciation                          193,171               0              193,171
                                    -------------------------------------------------------------------
Total Assets                         $   126,948        $ 194,915       ($125,000)           $ 196,863
                                     ===========        =========        ========            =========
Current liabilities:
 Accrued expenses                    $    62,930        $  32,334                            $  95,264
 Note payable-related party               15,000                                                15,000
 Advances from affiliates                                 290,000         125,000(1)
                                                                          150,000(3)            15,000
                                    -------------------------------------------------------------------
      Total current liabilities           77,930          322,334         275,000              125,264

Advance for purchase of
 common stock                             95,000                           95,000 (2)                0
Rent deposit                                                8,596                                8,596
                                    -------------------------------------------------------------------
Total Liabilities                        172,930          330,930         370,000              133,860

Shareholders' equity:
 Common stock                             13,803            2,169          (9,500)(2)           60,000
                                                                          (15,000)(3)
                                                                          (19,528)(4)

 Additional paid in capital            1,612,160                          (85,500)(2)          141,187
                                                                         (135,000)(3)
                                                                           19,528(4)
                                                                        1,671,945(6)
 Deficit accumulated during
  Development stage                     (166,662)        (138,184)         97,784 (5)         (138,184)
                                                                         (264,446)(6)

 Accumulated deficit                  (1,407,499)                      (1,407,499)(6)                0
 Note receivable from
  shareholder                            (97,784)               0         (97,784)(5)                0
                                    -------------------------------------------------------------------
Total shareholders' equity
 (deficiency)                            (45,982)        (136,015)       (245,000)              63,003
                                    -------------------------------------------------------------------
Total Liabilities and shareholders'
 equity (deficiency)                 $   126,948        $ 194,915       ($125,000)           $ 196,863
                                     ===========        =========        ========            =========

Notes to pro forma adjustments:
1.  Eliminate intercompany advance.
2.  Issuance of common stock at closing.
3. Purchase of common stock by CDMI shareholder (Interactive) at closing - funds had been advanced to CDMI for use in operations.
4. Adjustment of common stock to reflect par value of shares to be issued at closing.
5.  Write off of shareholder (Southridge) note at closing.
6.  Adjustment of stockholder equity accounts to reflect recapitalization.


Risk Factors

         The Company's proposed business after the Merger involves a high degree of risk. The Company may not succeed in the commercial development of any product, it may not earn revenues or achieve profitability, and it may not achieve its other goals in the foreseeable future. The Company's likelihood of commercial success must at this time be regarded as speculative.

         This Statement and our other filings with the Securities and Exchange Commission and public announcements contain "forward-looking statements," within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks, uncertainties and other factors that may cause our actual results or performance to differ materially from any results of performance expressed or implied by those statements. Examples of forward-looking statements include predictive statements, statements that depend on or refer to future events or conditions, which include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," "should," "would," "may" or similar expressions, or statements that involve hypothetical events.

         The following are the key risk factors that may adversely affect the Company's future results or that stockholders should be aware of:

WE DO NOT HAVE ANY FILM OR OTHER PRODUCTS AVAILABLE FOR SALE AT THIS TIME AND WE DO NOT EXPECT TO GENERATE REVENUES FROM OPERATIONS OR SALES IN THE NEAR FUTURE.

         After the Merger we will be a development stage company in a very early stage of development. Since 1999, we have not generated revenues from sales or operations, and (although CDMI currently receives about $4,300 monthly in equipment rental fees) we do not expect to generate any material revenues for at least several years.

         Many films do not earn sufficient gross receipts to cover fees and costs of production and distribution. We may not recoup all or any portion of our investment or expenses in a particular project, and any particular project may not yield profits to us.

OUR ABILITY TO GENERATE REVENUES IS SUBJECT TO FACTORS BEYOND OUR CONTROL WHICH ARE DIFFICULT TO PREDICT AND MANAGE.

         Our future revenues will be dependent on many factors, such as the following:

         Most screenwriters, performers, directors and technical personnel in the entertainment industry who will be involved in our proposed films are members of guilds or unions that bargain collectively on an industry-wide basis from time to time. Action by these guilds or unions can significantly disrupt film production or increase costs.

         We cannot predict public taste, or the market appeal and profitability of any particular motion picture or group of motion picture projects. The revenues of each picture depend upon a number of factors, including the popularity and number of other pictures then being distributed, the timing of release, marketing and publicity budgets, domestic theatrical distribution capabilities, box-office prices and the availability of alternate forms of entertainment.

WE HAVE A HISTORY OF LOSSES AND MAY NOT ACHIEVE OR MAINTAIN FUTURE PROFITS OR PAYMENT OF DIVIDENDS.

         Gamogen has incurred losses since the beginning of our operations, and for at least two years we have not conducted any operational activities while we searched for a suitable merger candidate. For the year ended February 28, 2002, we incurred a net loss of approximately $89,872.

         We have never declared or paid cash dividends to stockholders, and we do not expect to do so in the foreseeable future.

OUR ABILITY TO GENERATE REVENUES MAY DEPEND ON DOMESTIC THEATRICAL DISTRIBUTION, WHICH WE WILL NOT HAVE SECURED AT THE CLOSING.

         Success of a film often depends upon its initial domestic box-office success, which can increase the value of other rights associated with the film. We will not have any significant domestic theatrical distribution operations or arrangements in place at the closing of the Merger and for a period of time after the Merger (the length of which we cannot now predict).

WE MUST OBTAIN SUBSTANTIAL ADDITIONAL FINANCING, AND OUR FAILURE TO RECEIVE ADDITIONAL FUNDS WILL IMPAIR OUR ABILITY TO IMPLEMENT OUR BUSINESS PLANS.

         We will need substantial additional financing for our product development, marketing and other operations. We cannot accurately estimate the amount of financing required; however, based on current projections and management's evaluation of film projects under review, the amount could be up to an additional $2 million for our initial operations.

         Depending on market conditions, we will attempt to raise additional capital through stock and debt offerings, collaborative relationships and other available sources. Funds may not be available on acceptable terms, if at all.

         If we sell additional equity, existing stockholders will be diluted. We will not know the extent of that dilution until we reach an agreement on the particular terms of a financing.

WE WILL BE HIGHLY DEPENDENT ON A SMALL NUMBER OF EMPLOYEES AND CONSULTANTS, AND THE TERMINATION OF ANY OF THOSE RELATIONSHIPS WITHOUT A SUITABLE REPLACEMENT COULD IMPAIR OUR ABILITY TO IMPLEMENT OUR BUSINESS PLANS.

         We could suffer competitive disadvantage or loss of intellectual property rights if Jack Brehm, Daniel F. Eccelston, Marcos M. De Mattos or Carlos De Mattos terminate their relationship with us or violate their agreements with us.

         We cannot be sure that we will be able to attract and retain highly qualified personnel with expertise in film production, management and the entertainment industry in general, and our failure to do so may impair our ability to operate.

OUR MARKETS ARE EXTREMELY COMPETITIVE, AND OUR INABILITY TO SUCCESSFULLY COMPETE WILL IMPAIR OUR GROWTH AND PROFITABILITY.

         We will compete with major studios, numerous independent motion picture and television production companies, television networks and pay television systems for the acquisition of literary and film properties, the services of performing artists, directors, producers and other creative and technical personnel and production financing. Many of these competitors have greater financial and human resources than we will in developing products.

         We will not have the capital necessary to maintain the substantial overhead that is typical of large studios' operations. We will not maintain significant infrastructure. We will hire only creative and other production personnel and retain the other elements required for development, pre-production, principal photography and post-production activities on a project-by-project basis.

         Our motion pictures will compete for audience acceptance and exhibition outlets with motion pictures produced and distributed by other companies. As a result, the success of any of our motion pictures will be dependent not only on the quality and acceptance of a particular picture, but also on the quality and acceptance of other competing motion pictures released into the marketplace at or near the same time. The number of films released or distributed by our competitors may result in an oversupply of films in the market which would reduce our revenues.

         We also face competition from alternative forms of leisure entertainment, such as travel, sporting events, outdoor recreation and other cultural activities.

INTERACTIVE WILL HAVE VOTING CONTROL OF GAMOGEN, WHICH MAY CREATE CONFLICTS WITH THE OTHER STOCKHOLDERS AND WILL PREVENT A CHANGE IN CONTROL OF GAMOGEN AND MAY AFFECT THE TRADING MARKET FOR COMMON STOCK.

         Following the Merger, Interactive will control 61.16% of our outstanding common stock. As a result of its ability to elect a majority of the Board of Directors, Interactive will effectively control our management, business and affairs. The interests of Interactive could conflict with the interests of other stockholders.

         This concentration of ownership and management control will delay or prevent a change of control with which Interactive does not agree, and will also result in a small supply of shares available for purchase in the public securities markets. These factors may affect the market and market price for our common stock in ways that do not necessarily reflect the intrinsic value of our stock.

WE MAY ENGAGE IN TRANSACTIONS WITH AFFILIATES WITHOUT INDEPENDENT EVALUATION.

         Our business plan contemplates transactions with one or more entities controlled by Carlos D. De Mattos. Carlos D. De Mattos will own a majority of our stock after the Merger and also is the father of Marcos M. De Mattos, one of our directors after the Merger. Although the Board of Directors will implement safeguards designed to assure that the transaction is fair to the Company, (see "Transactions with Affiliates" above) we do not anticipate obtaining opinions from independent experts concerning these transactions.

MANAGEMENT'S DISCUSSION AND ANALYSIS AND PLAN OF OPERATION

Results of Operations

         As a result of the sale of substantially all of Gamogen's assets effective September 1, 1999, Gamogen has had no operations since that date. A comparison of the operating results for the years ended February, 2000, 2001 and 2002 would not be meaningful.

         Selling, general and administrative expenses were $97,376 for the year ended February 28, 2002, compared to $28,817 for the prior year, an increase of $68,559. The increase is principally for legal and accounting services in connection with the proposed Merger. Expenses for the 2001 fiscal year of $28,817 represent legal, accounting and other costs primarily associated with Gamogen's corporate and securities filings. Gamogen currently pays no salaries to any officer.

         Interest income pertains to the outstanding note receivable. Interest income decreased to $9,304 in fiscal 2002, compared to $11,932 for the prior year. The decrease was the result of reduction of the note receivable from Southridge.

         Net loss for the year ended February 28, 2002 was $89,872, compared to $18,872 for the year ended February 28, 2001. The increased loss was the result of the increased expenses and decreased interest income discussed above.

Liquidity and Capital Resources; Plan of Operation

         Through May 31, 2002, CDMI's working capital has been provided by Gamogen ($125,000), Interactive ($150,000) and Southridge ($30,000) to support CDMI's operations and provide funds to purchase equipment which is being leased to Hollywood Rentals Supply Company.

         As a result of the transactions contemplated in the Merger Agreement, the Company will have cash of $3,000 (after providing for approximately $97,000 in fees and expenses for legal and accounting services in connection with the Merger and other expenditures of approximately $200,000 for equipment). Neither Gamogen nor CDMI presently has any material commitment for the purchase of equipment or other fixed assets. We currently do not expect to hire a significant number of employees (other than as described above) or acquire or sell plant or equipment during the next 12 months.

         Gamogen's February 28, 2002 financial statements contain a footnote disclosing that those statements have been prepared on a going concern basis, and that the ability of Gamogen to continue as a going concern is dependent on various factors, including the ability to raise additional debt or equity financing.

         The Company expects to keep its expenses at a minimum after the Merger until it commences significant income producing operations. Its only source of revenue at this time is approximately $4,300 per month rental income from its equipment lease to Hollywood Rentals Production Services Company. The Company's expenses after the Merger will consist primarily of salaries, occupancy costs, corporate expenses associated with its SEC and related reporting requirements and similar expenses.

         The Company does not presently have the funds necessary to meet its expected ongoing expenses. The Company intends to obtain additional funds from borrowings, the sale of common stock, the sale of its equipment or other sources until it earns operating revenues. We received a $15,000 bridge loan from Southridge in May, 2002 bearing interest at 3% per annum and due 180 days thereafter or on the closing of a securities offering for more than $40,000. We hope to raise up to approximately $2,000,000 in a private placement of common stock after the Merger to finance additional operations in the next 12 months (but we cannot give assurances that we will be successful in raising additional funds).

         CDMI is involved in preliminary discussions with an unaffiliated entity that would provide funding for the production of a film. If that project proceeds, CDMI would provide that entity with management services and, subject to the film project generating revenues, expects to receive a management fee.

                                   PROPOSAL 2
         AMENDMENT TO GAMOGEN'S ARTICLES OF INCORPORATION TO CHANGE NAME

         As part of the transactions related to the Merger, Gamogen intends to change its name. Specifically, Gamogen will amend Article I of its Articles of Incorporation to change its name to "CDMI Productions, Inc." The Company will also apply for a new trading symbol and will announce the new symbol on completion of the Merger.

         The Company's Board determined that the "Gamogen" name would no longer serve the Company's interests after the Merger because of its association to the Company's previous medical products business and the possible confusion about the Company's identity that could result. In view of the new business the Company will commence after the Merger, the Board decided that it would be most appropriate to use the name "CDMI Productions, Inc."

         Stockholders may exchange their Gamogen stock certificates with our transfer agent, OTC Corporate Transfer Service Company, for a new certificate reflecting ownership of the same number of shares and showing our new name. However, Gamogen stock certificates will continue to be valid certificates and will evidence ownership of the number of shares of our common stock after the name change as stated in the certificate.

         The Company will provide stockholders with information on how to exchange their certificates in a separate letter to the stockholders.

                                   PROPOSAL 3
                              ELECTION OF DIRECTORS

INCUMBENT DIRECTORS AND EXECUTIVE OFFICERS

         Gamogen's current directors and executive officers are as follows:

              o Aaron A. Grunfeld (age 55). Mr. Grunfeld has served as Gamogen's President and as a Director since 1999. Mr. Grunfeld is a member of the State Bar of California and has practiced law in that State for more than 25 years. For more than the last five years, Mr. Grunfeld has worked at the Los Angeles firm of Resch Polster Alpert & Berger LLP.

              o Harold Fleischman (age 60). Mr. Fleischman has served as a Director of Gamogen since 1999. Mr. Fleischman is a member of the State Bar of California and has practiced law in that State for more than 26 years. For more than the last five years, Mr. Fleischman has worked in private practice at the Encino Law Center.

              o Jack Brehm (age 73). Mr. Brehm has served as Gamogen's Chief Financial Officer and a Director since 1999. Mr. Brehm was with Ernst & Young LLP for over 35 years until his retirement as a partner of the firm in 1988. For more than the last five years, Mr. Brehm has provided financial and business consulting service to various entities.

         Gamogen has no standing audit, nominating or compensation committee. During the fiscal year ended February 28, 2002, our Board held two meetings. No incumbent director participated in fewer than 75 percent of the meetings.

DIRECTORS AND EXECUTIVE OFFICERS AFTER THE MERGER

         After completion of the Merger, the directors and executive officers of the Company will be the following individuals:

              o Jack Brehm, whose background is provided above, will serve as Chief Executive Officer of the Company.

              o Marcos M. De Mattos (age 25). Mr. De Mattos has held positions in both venture capital firms as well as technology start-ups. Marcos De Mattos is the son of Carlos D. De Mattos. Since January 2002, Marcos De Mattos has been an associate partner with Interactive. Until 1998, Mr. De Mattos was earning his BBA degree from the University of San Diego, and between 1998 and 2002 he was employed by Venture Tech Funding Group and 24x7 Technology, Inc. in their corporate development departments.

              o Daniel F. Eccelston (age 56). Mr. Eccelston has over 41 years of experience as a lighting and chief lighting technician for numerous feature film and commercial engagements. For the last five years he was employed as a chief lighting technician on an independent contractor basis. During that period, he was engaged in the production of various feature length motion pictures and television commercials.

Consulting Agreement

         At the closing the Merger, CDMI will enter into a consulting agreement with Carlos D. De Mattos providing for him to render up to 20 hours per week of consulting services for a period of one year. The consulting agreement will be renewable by mutual consent. CDMI will pay Carlos D. De Mattos a consulting fee of $65,000 per year plus reimbursement of his reasonable out of pocket expenses, as well as a car allowance of up to $500 per month.

         Mr. De Mattos will provide consulting services in the areas of financing, staffing, scheduling, equipment requirements and other matters relating to the production of motion pictures. Mr. De Mattos will also consult with the Company on opportunities for investments in and renting of equipment and sound studios.

         Carlos D. De Mattos is a founder and a minority owner of Hollywood Rental Production Services Company and Olesen Lighting, which are major providers of lighting, quip and other equipment on a rental basis for the production of motion pictures and other film and entertainment projects. These entities operate throughout North America and have supplied equipment for a number of award winning motion picture projects, including Titanic, Forrest Gump and Pearl Harbor. They also have supplied equipment for the production of commercials, live and special events and theatrical production projects (including sporting events and major award shows). Mr. De Mattos is a co-recipient of two Technical Achievement Awards from the Academy of Motion Picture Arts and Sciences in March 1983 and March

1985. He also is a co-recipient of a Technical Achievement Award from the Academy of Television Arts and Sciences in September 1989. Mr. De Mattos is a member of the Academy of Motion Picture Arts and Sciences, the American Society of Cinematographers and the Portuguese-American Leadership counsel of the United States based in Washington, D.C. Mr. De Mattos is the majority shareholder of Interactive and the father of Marcos M. De Mattos.

Non-Competition Agreements

         Interactive, Carlos D. De Mattos and Marcos M. De Mattos will enter into non-competition agreements prohibiting them from engaging in the film production business for five years other than through the Company. The forms of the Consulting Agreement and the Confidentiality and Non-Interference Agreements are attached as Exhibit D and Exhibit E to this Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table shows the current beneficial ownership of common stock by our directors and executive officers and any person or group known to us to be the owner of more than five percent of our common stock. The information below does not give effect to the issuance of 2,450,000 additional shares of our common stock pursuant to the Merger Agreement.

NAME AND ADDRESS OF              AMOUNT AND NATURE OF        PERCENT       RELATIONSHIP
BENEFICIAL OWNER                 BENEFICIAL OWNERSHIP        OF CLASS      TO COMPANY
Southridge Group, LLC (1)              1,051,100                76%        Stockholder
c/o Aaron A. Grunfeld
10390 Santa Monica Blvd.
Fourth Floor
Los Angeles, CA 90025

Aaron A. Grunfeld (2)                     25,000               1.8%        Incumbent
10390 Santa Monica Blvd.                                                   President,
Fourth Floor                                                               Director
Los Angeles, CA 90025

Harold Fleischman                          7,500              0.05%        Incumbent
& Ruth Fleischman JT TEN                                                   Director
15915 Ventura Blvd.,
Suite 301
Encino, CA 91436

Jack Brehm                                 7,500              0.05%        Incumbent Chief
& Gilda Brehm Trust UA                                                     Financial Officer,
12/03/85                                                                   Director
19501 Greenbriar Drive
Tarzana, CA 91356

All incumbent directors                   40,000               2.9%
and officers as a group
(3 individuals)

(1) Under rules and regulations promulgated by the SEC, shares owned by Southridge Group, LLC are deemed to be beneficially owned by Mr. Yale Farar as Manager of Southridge Group, LLC.

(2) Mr. Grunfeld has had a business relationship with Mr. Farar for over 30 years and has represented Mr. Farar in various legal matters.
       Mr. Grunfeld disclaims beneficial ownership of any shares owned by Southridge Group, LLC.

EXECUTIVE OFFICER COMPENSATION

         The following table discloses the compensation paid to Gamogen's executive officers:

                           SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------------------------------------------
                                                                                  Long Term Compensation
                                                                    ------------------------------------------------
                                                                             Awards                  Payouts
                                                                    -----------------------  -----------------------
                                                          Other     Restricted   Securities
 Name and Principal                                       Annual       Stock     Underlying   LTIP         All Other
      Position          Year      Salary     Bonus     Compensation    Award      Options    Payment    Compensation
                                    ($)       ($)          ($)        (s) ($)       ($)         ($)          ($)
--------------------------------------------------------------------------------------------------------------------
Harold Fleischman,      2001        --         --           --        $1,050(1)      --          --           --
Incumbent Director
                        2002        --         --           --           --          --          --           --

--------------------------------------------------------------------------------------------------------------------
Jack Brehm, CFO         2001        --         --       $3,250(2)     $1,050(1)      --          --           --
Incumbent Director
                        2002        --         --       $4,500(2)        --          --          --           --

--------------------------------------------------------------------------------------------------------------------


(1) In August, 2001, the executive received 2,500 shares of Gamogen, Inc. common stock in consideration for services rendered. The highest bid during that quarter was $0.42.

(2)    Mr. Brehm received consulting fees.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The Company's officers, directors and beneficial owners of more than 10% of any class of its equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 ("Reporting Persons") are required to file reports of ownership and changes in beneficial ownership of the Company's equity securities with the SEC. Copies of those reports must also be furnished to the Company. Based solely on a review of the copies of reports furnished to the Company pursuant to that Act, the Company believes that during the fiscal year ended February 28, 2002 all filing requirements applicable to Reporting Persons were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The proposed Merger includes the issuance of 950,000 shares of common stock to Southridge Group, LLC for $.10 per share. Southridge currently beneficially owns 1,051,100 shares of common stock, or 76% of the outstanding shares of Gamogen. In addition, Southridge made a $55,000 payment on a note it owes Gamogen (its total payments were $90,852), and Gamogen agreed to credit Southridge $97,784 when the Merger is completed, representing the balance remaining under that note, in payment of consulting fees for services Southridge rendered to Gamogen in connection with the Merger. These transactions are described in "Approval of Merger Agreement and Related Transaction in Determination of Purchase Price for Gamogen Shares and Shares Issued to CDMI in Merger" and "--Discharge of Southridge's Note to Gamogen" above.

                BALANCE SHEET INFORMATION OF THE COMPANY AND CDMI

         Exhibit B to this Statement contains Gamogen's audited February 28, 2002 financial statements and unaudited May 31, 2002 financial statements.

         The section titled "Certain Information About CDMI Productions - Financial Information" contains unaudited pro forma balance sheet data of Gamogen and CDMI.

         Exhibit C to this Statement contains CDMI's audited January 31, 2002 financial statements.

         The financial statements and the information attached in Exhibits B and C constitute a part of this Information Statement.

                               AUDITOR INFORMATION

         The firm of Ernst & Young, LLP served as our accountant for the last fiscal year. No representative of that firm is expected to attend the Special Meeting.

         Audit Fees. The firm of Ernst & Young, LLP billed us $7,500 for professional services rendered for the audit of our annual financial statements for the fiscal year ended February 28, 2001. Gamogen has not received an invoice for services rendered by Ernst & Young subsequent to that date.

         Financial Information Systems Design and Integration Fees. Ernst & Young, LLP did not bill us for information systems design or integration services.

         All Other Fees. Ernst & Young, LLP billed us no other fees for services other than those specified above. Our Board has determined that these services are compatible with maintaining Ernst & Young, LLP's independence.

                                  OTHER MATTERS

         The Board of Directors is not aware of any matters not set forth herein that may come before the Special Meeting. If, however, further business properly comes before the Special Meeting, the persons attending the Special Meeting may vote their shares in accordance with their judgment.

                       DOCUMENTS INCORPORATED BY REFERENCE

         The Annual Report on Form 10-KSB of the Company for the fiscal year ended February 28, 2002, is annexed hereto in Exhibit B and incorporated by reference to this Statement.

                          ANNUAL REPORT ON FORM 10-KSB

         ATTACHED TO THIS STATEMENT IS A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED FEBRUARY 28, 2002, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT EXCLUDING EXHIBITS. Requests for additional copies of such reports or the exhibits should be directed to Gamogen, Inc., 1930 Village Center Circle, (3-83), Summerlin, Nevada 89134. Copies of our Form 10-KSB and other filings with the Securities and Exchange Commission are also available on through the Commission's EDGAR system, at www.sec.gov/edgar/searchedgar/webusers.htm.

                                           By Order of the Board of Directors,


                                           Jack Brehm, Chief Financial Officer

                                   EXHIBIT A

            THIRD AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

             THIRD AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

         This Third Amended and Restated Agreement and Plan of Merger (the "Agreement") is entered into as of July 19, 2002 by and among Gamogen, Inc., a New York corporation ("Gamogen"), Gamogen Newco, Inc., a Delaware corporation ("Newco"), Southridge Group, LLC, a Nevada limited liability company ("Southridge"), CDM Interactive, Inc., a California corporation ("Interactive"), and CDMI Productions, Inc., a Delaware corporation ("CDMI"). Gamogen, Newco, Southridge, Interactive and CDMI are referred to collectively herein as the "Parties."

                                    RECITALS

         A. The Parties are parties to that certain Agreement and Plan of Merger dated as of January 8, 2002 as amended and restated in the Amended and Restated Agreement and Plan of Merger dated as of March 15, 2002 and the Second Amended and Restated Agreement and Plan of Merger dated as of June 10, 2002 (collectively, the "Merger Agreement"). The Parties desire to further amend the Merger Agreement and, for their convenience, to restate such amendments into a single agreement.

         B. Southridge currently owns 1,051,100 issued and outstanding shares of common stock of Gamogen. Gamogen owns all of the issued and outstanding shares of common stock of Newco. CDMI has 2,169,689 shares of common stock issued and outstanding, all of which are owned by Interactive.

         C. CDMI is a development stage company that has recently been organized to produce feature length motion pictures at low or moderate cost. CDMI proposes to enter into distribution agreements with domestic theatrical, European theatrical, video, DVD, Internet, and international theatrical distribution markets. In addition, CDMI proposes to provide sound stages, production facilities as well as specialized equipment to the entertainment industry.

         D. CDMI's assets will include an option (exercisable for one year after the date hereof for an exercise price of $100) to acquire from Luso American Securities (Portugal) its 20% interest in the COMPLEXO in Cascais, Portugal, as described in the ACORDO, dated November 23, 2000 between A. Santo and Luso American Securities (Portugal). The COMPLEXO proposes to be a world-class, state-of-the-art, self-contained entertainment production facility. The COMPLEXO is intended to be the major production center of the Iberian Peninsula, creating television, commercial and film product not only for the European Union, but also for export to the United States and to Brazil.

         E. This Agreement contemplates a tax-free merger of CDMI with and into Newco in a reorganization pursuant to Code ss.368. CDMI Stockholders will receive capital stock in Gamogen in exchange for their capital stock in CDMI, and CDMI will become a wholly-owned subsidiary of Gamogen. The Parties expect that the Merger will further certain of their business objectives (including, without limitation, the continuation of CDMI affiliates' business in the film and entertainment industry).

                                    AGREEMENT

         Now, therefore, in consideration of the foregoing recitals, and the promises, representations, warranties, and covenants herein contained, the Parties agree as follows.

         1. Definitions. The following terms have the meanings set forth below:

         "Gamogen Share" means any share of the Common Stock, $.01 par value per share, of the Gamogen.

         "Dissenting Share" means any CDMI Share which any stockholder who or which has exercised his or its appraisal rights under the Delaware General Corporation Law holds of record.

         "Requisite Gamogen Stockholder Approval" means the affirmative vote or written consent of the holders of two-thirds of the Gamogen Shares in favor of this Agreement, the Merger and the other transactions herein.

         "SEC" means the Securities and Exchange Commission.

         "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "CDMI Share" means any share of the Common Stock, $.001 par value per share, of CDMI.

         2. Basic Transaction.

              (a) Distribution; Stock Purchase; and Merger. At the Closing, on and subject to the terms and conditions of this Agreement, the following transactions will occur:

                  i. First, Interactive shall purchase 1,500,000 shares of Gamogen and Southridge shall purchase 950,000 shares of Gamogen, in each case in exchange for payment of a purchase price of $.10 per share, and Gamogen shall issue such shares to Interactive and Southridge, respectively;

                  ii. Second, Gamogen shall pay Southridge $96,212 in consideration of investment banking similar services Southridge rendered to Gamogen in connection with the transactions in this Agreement, which amount shall be paid by offset all principal and interest Southridge owes Gamogen pursuant to that certain Note dated November, 1999 and such Note shall be deemed fully discharged; ; and

                  iii. Third, CDMI will merge with and into Newco (the "Merger") at the Effective Time. CDMI shall be the corporation surviving the Merger (the "Surviving Corporation"), and shall thereby become a wholly-owned subsidiary of Gamogen; and Gamogen will change its name to "CDMI Productions, Inc."

              (b) The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Grippo & Elden, in Chicago, Illinois

(or by signatures delivered by fax), commencing at 9:00 a.m. local time on the third business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as the Parties may mutually determine (the "Closing Date"); provided, however, that the Closing Date shall be no earlier than thirty-five days and not later than ninety days after the date of this Agreement. Southridge and Interactive have deposited with Gamogen's counsel or Gamogen the funds they must pay at Closing pursuant to paragraph (a) above; such funds shall be held in counsel's client funds account in escrow and paid to Gamogen as part of the Closing or as otherwise directed by Gamogen and CDMI or returned to the depositor if the Closing does not take place.

         (c) Actions at the Closing. At the Closing, the transactions described in paragraph (a) above shall take place in the order described therein. At the
Closing:

              i. CDMI will deliver to Gamogen non-competition agreements executed by Interactive and Carlos and Marcos DeMattos prohibiting them from engaging in the film production business for five years (other than through Gamogen) (in the Form of Exhibit A hereto), and a consulting agreement with Carlos DeMattos providing for him to render up to 20 hours per week of consulting services regarding film production for a period of one year (renewable by mutual consent) in exchange for a fee of $65,000 per year per plus reimbursement of reasonable out-of-pocket expenses and a car allowance of up to $500 per month (in the form of Exhibit B hereto), a certified charter, certificates of good standing in Delaware and California, an officer's certificate certifying the adoption of Board and stockholder resolutions approving the transactions herein and other matters customarily addressed by such certificates, and such other certificates, instruments, and documents reasonably requested by Gamogen;

              ii. Gamogen will deliver to CDMI, with respect to both Gamogen and Newco, a certified charter, a certificate of good standing in New York (Gamogen only), executed counterparts (in its capacity as parent of the Surviving Corporation) of the non-competition and consulting agreements referred to in clause (i) above, an officer's certificate certifying the adoption of Board and stockholders resolutions approving the transactions herein and other matters customarily addressed by such certificates, and such other various certificates, instruments, and documents reasonably requested by CDMI;

              iii. Gamogen and CDMI will file with the Secretary of State of Delaware a Certificate of Merger in the form attached hereto as Exhibit A (the "Certificate of Merger"); and

              iv. Gamogen will deliver to the Transfer Agent in the manner provided below in this Section 2 the certificates evidencing the CDMI Shares issued pursuant to paragraphs (a)(ii) above and (d)(v) below.

         (d) Effect of Merger.

              i. General. The Merger shall become effective at the time (the "Effective Time") Newco and CDMI file the Certificate of Merger with the Secretary of State of Delaware. The Merger shall have the effect set forth in the Delaware General Corporation Law.

The Surviving Corporation may, at any time after the Effective Time, take any action (including executing and delivering any document) in the name and on behalf of either Newco or CDMI in order to carry out and effectuate the transactions contemplated by this Agreement.

              ii. Certificate of Incorporation. The Certificate of Incorporation of CDMI in effect at and as of the Effective Time will remain the Certificate of Incorporation of the Surviving Corporation without any modification or amendment in the Merger.

              iii. Bylaws. The Bylaws of CDMI in effect at and as of the Effective Time will remain the Bylaws of the Surviving Corporation without any modification or amendment in the Merger.

              iv. Directors and Officers. The directors and officers of CDMI in office at and as of the Effective Time will be the directors and officers of the Surviving Corporation; and the directors and officers of Gamogen shall resign and be replaced by individuals designated by CDMI.

              v. Conversion of Shares. At and as of the Effective Time,

                (1) each issued and outstanding share of Newco common stock shall be converted into one share of the Surviving Corporation,

                (2) each issued and outstanding CDMI Share (other than
                    Dissenting Shares) shall be converted into the right to receive one share of Gamogen, and

                (3) each Dissenting Share shall be converted into the right to receive payment from the Surviving Corporation with respect thereto in accordance with the provisions of the Delaware General Corporation Law. No Newco share, Gamogen Share or CDMI Share shall be deemed to be outstanding or to have any rights other than those set forth above in this Section 2(d)(v) after the Effective Time.

              (e) Procedure for Payment. Immediately prior to the Effective Time, Gamogen will furnish to OTC Corporate Transfer Service Company (the "Transfer Agent") stock certificates representing the number of Gamogen Shares which must be issued pursuant to paragraph (d) above.

         3. Representations and Warranties of CDMI. CDMI represents and warrants to Gamogen that the statements contained in this Section 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3).

              (a) Organization, Qualification, and Corporate Power. CDMI is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware.

CDMI is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. CDMI has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.

              (b) Capitalization. The entire authorized capital stock of CDMI consists of 10,000,000 CDMI Shares and 5,000,000 shares of preferred stock, of which 2,169,689 CDMI Shares are issued and outstanding and no shares of preferred stock are issued and outstanding and no shares are held in treasury. All of the issued and outstanding CDMI Shares have been duly authorized and are validly issued, fully paid, and nonassessable. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require CDMI to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to CDMI.

              (c) Authorization of Transaction. CDMI has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the CDMI, enforceable in accordance with its terms and conditions.

              (d) Noncontravention. To the knowledge of any director or officer of CDMI, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, judgment, order, ruling, or other restriction of any government, governmental agency, or court to which CDMI is subject or any provision of the charter or bylaws of CDMI, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which CDMI is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets). To the knowledge of any director or officer of CDMI, and other than in connection with the provisions of the Delaware General Corporation Law, the Securities Exchange Act, and the state securities laws, CDMI does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

              (e) Financial Statements. Unless otherwise stated in audited financial statements provided by CDMI to Gamogen prior to the Merger or otherwise approved by Gamogen and CDMI, CDMI has total assets not exceeding $10,000 consisting of cash and an option (exercisable for one year after the date hereof for an exercise price of $100) to acquire from Luso American Securities (Portugal) its 20% interest in the COMPLEXO in Cascais, Portugal, as described in the ACORDO, dated November 23, 2000 between A. Santo and Luso American Securities (Portugal) (a true and correct copy of which has been provided to Gamogen) and total liabilities not exceeding $5,000 and only de minimis income. Except as set forth in the first sentence of this paragraph (e) or in such audited financial statements, CDMI has no any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due).

              (f) Brokers' Fees. CDMI has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

              (g) Continuity of Business Enterprise. CDMI operates at least one significant historic business line, or owns at least a significant portion of its historic business assets, in each case within the meaning of Reg.ss.1.368-1(d).

              (h) Disclosure. None of the information that CDMI will supply specifically for use in the Gamogen information statement will contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they will be made, not misleading.

         4. Representations and Warranties of Gamogen. Gamogen represents and warrants to CDMI that the statements contained in this Section 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 4).

              (a) Organization. Gamogen and Newco are each a corporation duly organized, validly existing, and in good standing under the laws of the State of New York and Delaware, respectively.

              (b) Capitalization. The entire authorized capital stock of the Gamogen consists of 50,000,000 Gamogen Shares, of which 1,380,311 Gamogen Shares are issued and outstanding as of the date of this Agreement, 1,000,000 shares of preferred stock none of which are issued and outstanding, and no Gamogen Shares are held in treasury. Newco's issued and outstanding capital stock consists of 1,000 shares of common stock, all of which are owned by Gamogen. All of the Gamogen Shares to be issued in the sale to Southridge and Interactive pursuant to Section 2(a)(ii) and pursuant to the Merger have been duly authorized and by the Closing will be validly issued, fully paid, and nonassessable. Gamogen shall contribute to Newco sufficient shares to allow Newco to meet its obligations pursuant to Section 2(d)(v) hereto.

              (c) Authorization of Transaction. Gamogen and Newco each has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder; provided, however, that Gamogen cannot consummate the transactions in Section 2 unless and until it receives the Requisite Gamogen Stockholder Approval. This Agreement constitutes the valid and legally binding obligation of Gamogen and Newco, enforceable in accordance with its terms and conditions.

              (d) Noncontravention. To the knowledge of any director or officer of Gamogen, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, judgment, order, ruling, or other restriction of any government, governmental agency, or court to which Gamogen or Newco is subject or any provision of the charter or bylaws of Gamogen or Newco, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which Gamogen or Newco is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any security interest upon any of its assets). To the knowledge of any director or officer of Gamogen, and other than in connection with the provisions of the New York Business Corporation Law, the Securities Exchange Act, and the state securities laws, neither Gamogen nor Newco needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

              (e) Brokers' Fees. Gamogen does not have any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

              (f) Disclosure. Gamogen's filings with the Securities and Exchange Commission under the Securities Exchange Act during 2001 and 2002, and the Gamogen information statement, have complied and will comply with the Securities Exchange Act in all material respects. Such Gamogen SEC filings have not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they will be made, not misleading; provided, however, that Gamogen makes no representation or warranty with respect to any information that CDMI will supply specifically for use in the Gamogen information statement.

         5. Covenants. The Parties agree as follows with respect to the period from and after the execution of this Agreement.

              (a) General. Each of the Parties will use its reasonable commercial efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Section 6 below). Without limiting the generality of the foregoing, the Parties agree to make any amendments to this Agreement necessary to minimize adverse tax consequences of the transactions herein upon Gamogen or its stockholders.

              (b) Notices and Consents. The Parties will give any notices to third parties, and will use its reasonable commercial efforts to obtain any third party consents, that Gamogen or CDMI reasonably may request in connection with the matters referred to in Section 3(d) above.

              (c) Regulatory Matters and Approvals. Each of the Parties will give any notices to, make any filings with, and use its reasonable commercial efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in Section 3(d) and Section 4(d) above. Such filings shall include, without limitation, Gamogen preparing and filing with the SEC a preliminary and definitive information statement materials under the Securities Exchange Act relating to the Stockholder Action. Each Party will provide the other Parties with whatever information and assistance in connection with the foregoing filings that the filing Party reasonably may request.

              (d) Stockholder Action. Gamogen will call a special meeting of its stockholders or the Requisite Gamogen Stockholder Approval will be effected by written consent without a meeting (the "Stockholder Action") as soon as reasonably practicable in order to approve the transactions contemplated by this Agreement. The other Parties will take such actions as may be necessary to fully approve the transactions contemplated by this Agreement by all requisite Board and stockholder action. Gamogen will mail the information statement to its stockholders as soon as reasonably practicable. The information statement will, to the extent necessary, contain the affirmative recommendations of Gamogen's Board in favor of the adoption of this Agreement and the approval of the transactions herein; provided, however, that no director or officer of Gamogen shall be required to violate any fiduciary duty or other requirement imposed by law in connection therewith.

              (e) Operation of Business. Gamogen, Newco and CDMI will not engage in any practice, take any action, or enter into any transaction outside the ordinary course of business, and will not effect any change in its capital structure other than as contemplated in this Agreement.

              (f) Full Access; Confidentiality. Gamogen, Newco and CDMI will permit their respective representatives to have full access to all premises, properties, personnel, books, records (including tax records), contracts, and documents of or pertaining to their respective business and corporations. This Agreement, the transactions it describes, and all other proprietary or confidential information about one Party that is provided to another Party, are and shall remain confidential and shall not be used for any purpose other than to facilitate the transactions described herein. Each Party's employees, directors and professional advisors shall be advised of the confidential nature of such information. Notwithstanding the foregoing, such information may be disclosed in Gamogen's filings with the SEC to the extent required by applicable law; and the following information shall not be subject to the foregoing restrictions of confidentiality and non-use: information which is or becomes part of the public domain without fault of the party receiving such information, information which the receiving party obtains from another source who is not in breach of any duty of confidentiality to the other party and information which a receiving party is legally compelled to disclose provided such party gives the other party notice of such requirement and an opportunity to obtain a protective order or similar limitation.

              (g) Notice of Developments. Each Party will give prompt written notice to the other of any material adverse development causing a breach of any of its own representations and warranties in Section 3 and Section 4 above.

         6. Exclusivity. Each Party agrees not to directly or indirectly (a) solicit any inquiries or proposals for the acquisition by any third party of a material amount of securities or assets from such party, or to engage in a merger, consolidation, share exchange or similar business combination involving such party (collectively, a "Third Party Transaction"), or (b) furnish information to a third party relating to a possible Third Party Transaction, or engage in negotiations or discussions relating to a Third Party Transaction. Each Party shall promptly advise the other of any inquiry or proposal concerning a possible Third Party Transaction and any pending discussions concerning a Third Party Transaction shall be terminated forthwith.

         7. Indemnification. Gamogen will observe any indemnification provisions now existing in its Certificate of Incorporation or Bylaws for the benefit of any individual who served as a director or officer of Gamogen or Newco at any time prior to the Effective Time, and the Surviving Corporation will observe similar provisions in its Certificate of Incorporation for the benefit of any individual who served as a director or officer of CDMI at any time prior to the Effective Time.

         8. Closing Conditions.

              (a) The obligation of each Party to consummate the transactions to be performed by such Party in connection with the Closing is subject to satisfaction of the following conditions:

                  i. This Agreement, the Merger and the other transactions contemplated hereby shall have received the Requisite Gamogen Stockholder Approval;

                  ii. Any necessary third party consents shall have been obtained;

                  iii. The representations and warranties of Gamogen and CDMI shall be true and correct in all material respects at and as of the Closing Date;

                  iv. Each other Party shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

                  v. No action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state or local jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement,
(B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of the Surviving Corporation to succeed to the rights, privileges and benefits of CDMI; and

                  vi. Any filings with the SEC required to be made shall have been filed and the SEC shall not have issued any negative or adverse comments or taken any negative action thereon.

              (b) The obligation of Gamogen and Gamogen Newco to consummate the transactions to be performed by either of them in connection with the Closing is subject to the additional condition that Gamogen shall be satisfied in its discretion with its legal, financial and business due diligence with respect to CDMI's business plan and interests.

9.       Miscellaneous.

              (a) Survival. None of the representations, warranties, and covenants of the Parties will survive the Effective Time.

              (b) Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Party; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law.

              (c) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they relate in any way to the subject matter hereof.

              (d) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party, such approval not to be unreasonably withheld.

              (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

              (f) Notices. All notices and other communications hereunder must be in writing, delivered by mail, overnight courier or fax, and addressed to the intended recipient as set forth below such Party's signature below. Any such notice or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

              (g) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of laws provision, except to the extent the New York Business Corporation Law governs the internal affairs of Gamogen.

              (h) Execution by Fax; Amendments. Any of the Parties may execute this Agreement through signature pages delivered by fax, in which case the Party so executing this Agreement shall promptly thereafter deliver its originally executed signature page (but the failure to do so shall not affect the binding nature of such Party's faxed signature). The Parties may mutually amend any provision of this Agreement at any time prior to the Effective Time. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Parties.

              (i) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

              (j) Expenses. Each of the Parties will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby; provided, however, that the foregoing shall not relieve a Party from liability for any breach hereof and provided further that Gamogen shall be responsible for all such legal, accounting and similar costs and expenses it incurred or accrued since November 28, 2001.

     10.   Securities Representations.

              (a) Interactive represents and warrants that it is acquiring Gamogen Shares pursuant to this Agreement for its own account and not with a view to the resale or distribution thereof except in compliance with the Securities Act of 1933 and any applicable state securities laws; and it has a pre-existing business relationship with Gamogen's controlling persons and has the capacity to protect its own interests in connection with the transactions hereunder.

              (b) Southridge represents and warrants that it is acquiring the Gamogen Shares pursuant to this Agreement for its own account and not with a view to the resale or distribution thereof except in compliance with the Securities Act of 1933 and applicable state securities laws; and it has a pre-existing business relationship with Gamogen and has the capacity to protect its own interests in connection with the transactions hereunder.

                  IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

                             Gamogen, Inc.


                             By:
                                 ---------------------------------------
                             Its:
                                 ---------------------------------------


                             Gamogen Newco, Inc.


                             By:
                                 ---------------------------------------
                             Its:
                                 ---------------------------------------


                             Southridge Group, LLC


                             By:
                                 ---------------------------------------
                             Its:
                                 ---------------------------------------


                             CDM Interactive, Inc.


                             By:
                                 ---------------------------------------
                             Its:
                                 ---------------------------------------


                             CDMI Productions, Inc.


                             By:
                                 ---------------------------------------
                             Its:
                                 ---------------------------------------

                                   EXHIBIT B

                                  FORM 10-KSB

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------
                                   FORM 10-KSB

                                   (Mark One)

              [X]  ANNUAL REPORT UNDER SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                    For the fiscal year ended February 28, 2002

                         Commission File Number: 0-15382

                                  GAMOGEN, INC.
           (name of small business issuer as specified in its charter)

     New York                                        13-3341562
     (State or other jurisdiction of               (IRS Employer
     Incorporation or Organization)              Identification No.)


1930 Village Center Circle, Suite 3-83, Summerlin, Nevada              89134
       (Address of Principal Executive Offices)                      (Zip code)

                    Issuer's telephone number: (702) 615-5922

Securities registered under section 12(b) of the Exchange Act: None

Securities registered under section 12(g) of the Exchange Act: Common Stock,
                                                               $.01 par value


     Check whether the issuer (1) filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
YES [X] NO [ ]

     Check here if there is no disclosure of delinquent filers in response to
Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of the registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this 10-KSB or any amendment to this Form 10-KSB. [ ]

       Registrant had no revenues during the year ended February 28, 2002.

     Aggregate market value of Registrant's voting and non-voting common equity held by non-affiliates as of May 1, 2002: $130,000.

     At February 28, 2002, Registrant had outstanding 1,380,311 shares of common stock, $.01 par value.

                                TABLE OF CONTENTS

Part I

Item 1.   Description of Business

Item 2    Description of Property

Item 3    Legal Proceedings

Item 4    Submission of Matters to a Vote of Security Holders

Part II

Item 5    Market for the Company's Common Equity and Related Stockholder Matters

Item 6    Management's Discussion and Analysis and Plan of Operation

Item 7    Financial Statements

Item 8 Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Part III

Item 9 Directors, Executive Officers, Promoters and Control Persons; Compliance with Section 16(a) of the Exchange Act

Item 10   Executive Compensation

Item 11   Security Ownership of Certain Beneficial Owners and Management

Item 12   Certain Relationships and Related Transactions

Item 13   Exhibits and Reports on Form 8-K

SIGNATURES

EXHIBITS

PART I

ITEM 1. Description Of Business

Gamogen, Inc. ("Registrant" or the "Company") was incorporated under the laws of the State of New York, on March 17, 1986, by its parent company, Repro-Med Systems, Inc. for the purpose of acquiring, developing and marketing medical products for use in the treatment of impotence. In September 1986, Registrant acquired, by assignment from Repro-Med, Dr. Adrian Zorgniotti and Andrew Sealfon, all rights to an injectable drug combination treatment for male impotence and two related products: a drug intermixing delivery system and an implantable prosthesis for dispensing drugs. The assignment of these three products included rights to all related technology and products. On May 27, 1987, Registrant acquired the rights to certain gynecological products which it assigned to its Gyneco, Inc. subsidiary which immediately commenced manufacturing and marketing a line of gynecological products through US and foreign distributors, US hospitals and private physicians.

During 2000 and 1999 the Gyneco subsidiary accounted for 100% of Gamogen's consolidated sales. The Gyneco products include the Thermal Cautery System for tubal ligation and the Masterson Endometrial Biopsy System. Gyneco's products are governed by the FDA's regulations for Class II medical devices. A portion of Gyneco's sales came from royalties paid by its affiliate Repro-Med. These royalties began in fiscal 1993, when Repro-Med began compensating Gyneco for the use of certain tooling and parts of Gyneco's proprietary design. Payments to Gyneco totaled $11,728 in 2000. There have been no payments to Gyneco in 2001 or 2002.

In July 1993 Registrant acquired the rights to an Oral Treatment for Male Impotence which was subsequently sold to a biotechnology company, Zonagen, Inc. In September 1997, Gamogen received final payment of $558,000 from the sale. This payment represented the discounted sales price of $708,000 less $150,000 of Option Maintenance payments Registrant had previously received from Zonagen, Inc.

In October 1998, Gamogen, in an effort to improve its revenues and cash flow from operations, entered into a joint venture with its then affiliate, Repro-Med Systems, Inc., to develop and market a new vacuum, impotence treatment device named Restore, believing that there remained a market for more conventional impotency treatments, like Restore, after the introduction in early 1998 of Viagra, which initially accounted for 95% of new prescriptions for the treatment of impotence. In this market, men, due to specific health reasons or for other problems which Viagra is ineffective, continue to require traditional treatments using devices such as the Restore vacuum pump.

On or about November 8, 1999, Southridge Group LLC ("Southridge"), a limited liability company organized under the laws of Nevada, purchased 649,200 shares of common stock, constituting approximately 52.78% of the then issued and outstanding capital stock of Registrant, from Repro-Med Systems, Inc. Southridge paid Repro-Med an aggregate of $263,564 consisting of cash in the amount of $80,000 and a promissory note in the amount of $183,564 ("Note") guaranteed by Yale Farar, the principal of Southridge.

Concurrent with Southridge's purchase of the shares from Repro-Med, Gamogen sold substantially all of its assets to Repro-Med in exchange for the Note. In connection with this transaction, Gamogen delivered general releases to its directors, who were at that time also directors of Repro-Med.

As a result of the sale of substantially all of its assets, Registrant currently has no operations and became a development stage company. Southridge purchased the shares from Repro-Med for the purpose of gaining control of Registrant and thereafter for the purpose of seeking to have Registrant serve as a vehicle to effect a merger, exchange of capital stock, asset acquisition or other business combination ("Business Combination") with an operating business. No assurance can be given that Registrant, or Southridge on behalf of Registrant, will be able to effect a Business Combination.

Registrant, on January 8, 2002 entered into an Agreement and Plan of Merger ("Agreement"). Among other things, the Agreement provides (1) for the sale by the Registrant at $0.10 per share of 950,000 shares of its common stock to Southridge and 1,500,000 shares of its common stock to the parent company of CDMI Productions, Inc. ("CDMI"), and (2) the issuance by the Registrant of 2,169,689 shares of its common stock for all the outstanding shares of CDMI. In addition, the Agreement provided that Southridge make a payment of $55,000 on its note to the

Registrant and further, that the Registrant pay Southridge a fee for investment banking and similar services in the amount of approximately $96,000 which would be offset against the note and reduce the unpaid balance to zero. The Agreement further provides that the Registrant would change its name to CDMI Productions, Inc. Closing is subject to certain condition and there is no assurance that the transaction will be consummated. The transactions in the Agreement will be more fully described in the Registrant's information statement which it will distribute to stockholders before the meeting to approve those transactions.

CDMI is a development stage company that was organized in November 2001. It intends to produce feature length motion pictures at low or moderate cost. CDMI proposes to enter into distribution agreements with domestic theatrical, European theatrical, video, DVD, Internet, and international theatrical distribution markets. In addition, CDMI proposes to provide sound stages, production facilities as well as specialized equipment to the entertainment industry. CDMI's assets will include an option (exercisable to January 2003) to purchase, for $100, a 20% interest in a production facility in Portugal. CDMI's proposed business, and certain related risk factors, will be described in the Registrant's information statement relating to proposed merger with CDMI.

ITEM 2. Description Of Property

As of February 28, 2002, Registrant did not and currently does not own or lease any real property.

Registrant's current address and telephone number are:

Gamogen, Inc.
1930 Village Center Circle, Suite 3-83
Summerlin Nevada 89134
(702) 615-5922

Registrant currently does not have, and as of February 28, 2002, did not have any tangible fixed assets.

ITEM 3. Legal Proceedings

None.

ITEM 4. Submission of Matters To A Vote Of Security Holders

No matters were submitted to a vote of security holders in the fourth quarter of the year ended February 28, 2002. The Company has an information statement pending with the SEC covering a proposed merger with CDMI Productions, Inc., however, the meeting described in that information statement has not been held. That information statement will be distributed to the Company's stockholders before the meeting to approve the merger with CDMI.

PART II

ITEM 5. Market for Company's Common Equity and Related Stockholder Matters

Gamogen is authorized to issue 50,000,000 shares of common stock, $.01 par value, of which 1,380,311 shares were issued and outstanding as of February 28, 2002. On that date, the Company's common stock was held by approximately 145 beneficial owners.

To our knowledge there has been only minimal trading in Gamogen common stock for the calendar years ended December 2000 and December 2001. Our common stock is traded on the Over-The-Counter Bulletin Board market under the symbol "GAMN." The following table sets forth the high and low closing bid quotations for the common stock as reported by Pink Sheets, LLC and the NASDAQ Historical Data Service for the periods indicated. These quotations represent interdealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

                             YEAR ENDED                 YEAR ENDED
                           DECEMBER 31, 2000         DECEMBER 31, 2001
                                         (Amounts in $)
                             High        Low       High          Low
     1st Quarter              0.01        0.01      1.75      0.34375
     2nd Quarter              None        None       0.3          0.3
     3rd Quarter              0.11        0.08      0.47         0.35
     4th Quarter            0.3125      0.3125     0.455         0.25

Gamogen has not declared or paid any cash dividends on our common stock and does not anticipate that any cash dividends will be paid in the foreseeable future.

Recent Sales of Unregistered Securities
---------------------------------------

During the 2001 fiscal year, we made the following sales of stock without registration under the Securities Act of 1933 (the "Securities Act"):

o We issued shares of the Company's common stock to the following persons, for the consideration set forth below:

     o 1,500,000 shares of common stock to Southridge for a total purchase price of $30,000.
     o 50,000 shares of common stock to Aaron A. Grunfeld for a total purchase price of $1,000.
     o   10,000 shares of common stock to Jack Brehm for services.
     o   10,000 shares of common stock to Harold Fleischman for services.

In each of the transactions described above:

o We did not use any underwriters or brokers and we paid no commissions or underwriting discounts.

o Wherever we received cash consideration, we used the proceeds for working capital and other general corporate purposes.

o These transactions were exempt from registration under the Securities Act pursuant to Section 4(2) of that Act, on the basis of one or more of the following factors: we made the offers and sales to a limited number of sophisticated investors each of whom was a director or officer of the Company or had a close business relationship with the Company, without public advertising or solicitation; each investor had access to material information about the Company and the opportunity to obtain further information; each investor acquired the securities for investment and not with a view to resale or distribution thereof; and the certificates representing the shares bear a legend restricting their transfer except in compliance with applicable securities laws.

ITEM 6. Management's Discussion and Analysis of Financial Condition and Results of Operations

This discussion, with the exception of historical financial information, may consist of forward looking statements that involve risks and uncertainties, including whether and when Registrant may resume business operations. Consequently, actual results may vary from management's expectations.

Results of Operations
---------------------

Year ended February 28, 2002, as compared to the year ended February 28, 2001
-----------------------------------------------------------------------------

Selling, general and administrative expenses were $97,376 for the year ended February 28, 2002, compared to $28,817 for the prior year, an increase of $68,559. The increase is principally for legal services in connection with the proposed transaction with CDMI Productions, Inc.

Interest income decreased to $9,304 in fiscal 2002, compared to $11,932 for the prior year. The decrease was the result of the reduction of the note receivable from Southridge.

Net loss for the year ended February 28, 2002 was $89,872, compared to $18,872 for the year ended February 28, 2001. The increased loss was the result of the increased expenses and decreased interest income discussed in the two preceding paragraphs.

Year ended February 28, 2001, as compared to the year ended February 29, 2000
-----------------------------------------------------------------------------

As a result of the sale of substantially all the assets of registrant effective September 1, 1999, Registrant has had no operations since that date. A comparison of the operating results for the years ended February, 2000 and February, 2001 is not meaningful. Expenses for the current year of $28,817 represent legal, accounting and other costs primarily associated with Registrant's corporate and securities filings. No salaries are currently being paid to any officer. Interest income pertains to the outstanding note receivable.

Liquidity and Capital Resources
-------------------------------

Because Registrant has no operations, it has attempted to restrict administrative costs principally at minimal levels necessary to effect corporate and securities filings. Registrant's sole activity is expected to be identifying and evaluating suitable business opportunities, which could result in a Business Combination. No assurance can be given that Registrant will be successful in its efforts, or that other types of business transactions might not be considered. The Registrant has entered into an Agreement with CDMI, as described above. Consummation of the transactions in the Agreement will result in a change of control of Registrant and Registrant entering into a new business. These transaction will be described in the Registrant's information statement which will be distributed before the stockholders' meeting to approve the transaction.

Accounting Policies
-------------------

All critical accounting policies have been disclosed in the accompanying financial statements.

ITEM 7. Financial Statements

                         Report of Independent Auditors


Board of Directors and Stockholders
Gamogen, Inc.

We have audited the accompanying consolidated balance sheet of Gamogen, Inc. (a development stage company) as of February 28, 2002, and the related consolidated statements of operations, stockholders' deficiency, and cash flows for each of the two years in the period ended February 28, 2002 and for the period from September 1, 1999 through February 28, 2002. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Gamogen, Inc. at February 28, 2002, and the consolidated results of its operations and its cash flows for each of the two years in the period ended February 28, 2002 and for the period from September 1, 1999 through February 28, 2002, in conformity with accounting principles generally accepted in the United States.

The accompanying consolidated financial statements have been prepared assuming Gamogen, Inc. will continue as a going concern. As more fully described in Note 1, Gamogen, Inc. had negative cash flow from operations of $51,878 and has incurred a net loss of $89,872 for the year ended February 28, 2002. These losses have adversely affected Gamogen' Inc.'s working capital position. These matters raise substantial doubt about Gamogen, Inc.'s ability to continue as a going concern. Management's plans in regard to these matters are more fully described in Note 1. Accordingly, the consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amount or classification of liabilities that may result from the outcome of this uncertainty.



                                                      /s/ Ernst & Young LLP

Los Angeles, California
May 14, 2002

                                  GAMOGEN, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                           CONSOLIDATED BALANCE SHEET
                                FEBRUARY 28, 2002


ASSETS

CURRENT ASSETS

Cash and cash equivalents                               $   120,138

Advance to CDMI Productions, I                               15,000
                                                        -----------
TOTAL CURRENT ASSETS                                    $   135,138
                                                        ===========

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES

Accrued expenses                                        $    41,000
                                                        -----------

TOTAL CURRENT LIABILITIES                                    41,000

Advance for purchase of common stock                         95,000

STOCKHOLDERS' DEFICIENCY (Notes 1 and 2)

Preferred stock, $.01 par value, authorized 1,000,000
  shares, none issued
Common stock, $.01 par value, authorized
  50,000,000 shares, issued and outstanding
  1,380,311 shares                                           13,803
Additional paid-in capital                                1,612,160
Deficit accumulated during the development stage           (123,114)
Accumulated deficit                                      (1,407,499)
Note receivable from stockholder                            (96,212)
                                                        -----------

TOTAL STOCKHOLDERS' DEFICIENCY                                 (862)
                                                        -----------

TOTAL LIABILITIES AND STOCKHOLDERS'
DEFICIENCY                                              $   135,138
                                                        ===========

The accompanying notes are an integral part of this statement.


                                  GAMOGEN, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                      Cumulative
                                          Year ended February 28,    Sept. 1, 1999
                                        --------------------------        to
                                           2002           2001       Feb. 28, 2002
                                        -----------    -----------    -----------
Revenues                                $      --      $      --      $      --

Selling, general and administration
  expenses                                   97,376         28,817        142,063

Interest income                               9,304         11,932         24,736
                                        -----------    -----------    -----------

Loss before income taxes                    (88,072)       (16,885)      (117,327)

Provision for state income taxes
    (Note 3)                                  1,800          1,987          5,787
                                        -----------    -----------    -----------

Net loss                                $   (89,872)   $   (18,872)   $  (123,114)
                                        ===========    ===========    ===========

LOSS PER COMMON SHARE (Note 1):
Basic and diluted                             (0.07)   $     (0.01)   $     (0.12)

Weighted average common shares (basic
and diluted)                              1,377,311      1,375,311      1,022,226

The accompanying notes are an integral part of this statement.

                                  GAMOGEN, INC.
                          (A DEVELOPMENT STATE COMPANY)
               CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIENCY
               Period from September 1, 1999 to February 28, 2002

                                                                   Deficit
                                                                 Accumulated                          Note
                              Common stock         Additional    During the                        Receivable
                              ------------          Paid-in      Development       Accumulated        from
                           Shares       Amount      Capital         Stage            Deficit       Stockholder          Total
                           ------       ------      -------         -----            -------       -----------          -----
Balance
Sept. 1, 1999            2,750,000     $27,500     $1,597,963                      $(1,407,499)     $(187,064)        $30,900
Net loss period
Sept. 1, 1999
To Feb 28, 2000                                                    $(14,370)                                          (14,370)
                        ---------------------------------------------------------------------------------------------------------
Balance Feb.
29,2000                  2,750,000      27,500      1,597,963       (14,370)        (1,407,499)      (187,064)         16,530
Net loss year
ended Feb.
28, 2001                                                            (18,872)                                          (18,872)
Reduction in
note receivable
from shareholder                                                                                        6,037           6,037
Reverse two
for one
stock split             (1,374,689)   (13,747)         13,747                                                              --
                        ---------------------------------------------------------------------------------------------------------
Balance Feb.
28, 2001                 1,375,311      13,753      1,611,710       (33,242)        (1,407,499)      (181,027)          3,695
Net loss year ended Feb.
28, 2002                                                            (89,872)                                          (89,872)
Reduction in
note receivable
from shareholder                                                                                       84,815          84,815
Issuance of
common stock
for services                 5,000          50            450                                                             500
                        ---------------------------------------------------------------------------------------------------------
Balance Feb.
28, 2002                 1,380,311     $13,803     $1,612,160     $(123,114)       $(1,407,499)      $(96,212)        ($  862)
                         =========     =======     ==========     =========        ===========       ========         =======

The accompanying notes are an integral part of this statement.

                                  GAMOGEN, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                        Cumulative
                                                                                      Sept. 1, 1999
                                                         Year ended February 28,            to
                                                            2002         2001         Feb 28, 2002
                                                         ----------   ----------       ----------
OPERATING ACTIVITIES
Net loss                                                 $ (89,872)   $ (18,872)       $(123,114)
Adjustments to reconcile net loss
  to cash used in operating activities:
         Common stock issued for services                      500                           500
           Changes in operating assets and liabilities
           Change in due to officer                                      (1,081)
           Accrued expenses                                 37,494      (12,158)          64,166
                                                         ---------    ---------        ---------
Cash used in operating activities                          (51,878)     (32,111)         (58,448)
                                                         ---------    ---------        ---------

INVESTING ACTIVITIES
         Advance in connection with merger                 (15,000)                      (15,000)
         Note receivable from sale of operating
           assets                                                         6,037         (177,527)
                                                         ---------    ---------        ---------
Cash (used in) provided by investing activities            (15,000)       6,037         (192,527)
                                                         ---------    ---------        ---------
FINANCING ACTIVITIES
         Borrowings from affiliates                                                       51,890
         Issuance of common stock                                                         33,400

         Cash received for payment of
          note receivable                                   84,815                        84,815
          Cash advance received for purchase
            of common stock                                 95,000                        95,000
                                                         ---------    ---------        ---------
Cash provided by (used in) by financing activities         179,815                       265,105
                                                         ---------    ---------        ---------

NET INCREASE (DECREASE) IN CASH
  AND CASH EQUIVALENTS                                     112,937      (26,074)          14,130
Cash  and cash equivalents
  at beginning of period                                     7,201       33,275          106,008
                                                         ---------    ---------        ---------
CASH  AND CASH EQUIVALENTS
  AT END OF YEAR                                         $ 120,138    $   7,201        $ 120,138
                                                         =========    =========        =========

Supplemental disclosures:
   Cash payments for income taxes                        $     800    $   4,087        $   4,207

The accompanying notes are an integral part of this statement.


                                  GAMOGEN, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                February 28, 2002

Note 1 - Organization and Summary of Significant Accounting Policies

A. Organization - Gamogen, Inc. ("Company") was incorporated on March 17, 1986. Since September 1999 the Company had no operations. Certain costs and expenses recorded in the Company's quarter ended September 30, 1999 related to divestitures made in September 1999 and have been excluded from the deficit accumulated during the development stage.

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Gyneco, Inc. Intercompany balances and transactions have been eliminated in consolidation.

The consolidated financial statements have been prepared on a going-concern basis which contemplates the realization of assets, and the satisfaction of liabilities in the normal course of Gamogen, Inc.'s business. The Company's ability to continue as a going concern is dependent upon various factors including, among others, its ability to raise additional debt or equity financing. During the year ended February 28, 2002, Gamogen, Inc. had negative cash flow from operations of $51,878 and incurred a net loss of $89,872. These losses have adversely impacted Gamogen, Inc.'s working capital position. Management believes that the Company will be able to raise additional debt or equity financing or reduce operating expenses, which will be sufficient to sustain anticipated operations through February 28, 2003. Accordingly, the financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amount or classification of liabilities that may result from the outcome of this uncertainty.

On January 8, 2002, the Company entered into an Agreement and Plan of Merger ("Agreement"). The closing is subject to certain conditions and there is no assurance that the merger will take place. If the merger is consummated based on the terms presently contemplated the following transactions are expected to take place.

     1. The Company will sell 950,000 shares of common stock to its principal shareholder and 1,500,000 shares to the parent company of CDMI Productions, Inc. ("CDMI") at closing, in each case for $0.10 per share.

     2. The Company received $55,000 in December 2001 as a partial payment of a note receivable from its principal shareholder. At closing, the balance of the note will be credited for investment banking and similar services provided. The note bears interest at 6 1/2 % a year and is due in November 2002.

     3. The Company will issue 2,169,689 shares of common stock in exchange for all the outstanding shares of CDMI, which will become a wholly owned subsidiary of the Company.

     4.  The Company will change its name to CDMI Productions, Inc.

CDMI is a development stage company. It intends to develop and produce full length motion pictures possibly through autonomous partnerships or other entities. CDMI has not begun production of any movie at this time. Further, CDMI may provide sound stages, production facilities as well as specialized equipment to the entertainment industry; at date of closing, substantially all of CDMI's assets consisted of such equipment.

CDMI will require substantial additional funds in order to develop and produce motion pictures, product development, marketing and ongoing operations. There is no assurance that such financing will be available or at terms which the Company can meet.

B. Earnings per share - Earnings per share amounts are presented in accordance with Statement of Financials Accounting Standards No. 128 "Earnings Per Share". Basic earnings per share is computed using the weighted average number of common shares outstanding during the period. Per share information has been retroactively adjusted for the effect of the December 2000 reverse stock split. Basic and diluted earnings per share are the same as there are no outstanding common stock equivalents.

C. Cash and cash equivalents - Cash and cash equivalents consist of highly liquid debt investments with original maturity dates of three months or less and deposits in money market accounts.

D. Use of estimates - The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States and, accordingly, include amounts that are based on management's best estimates and judgements. The actual results could differ from those estimates.

E. Reclassifications - Certain prior year amounts in the consolidated financial statements have been reclassified to conform to the current year presentation.

Note 2 - Stockholders' Equity

In December 2000, the Company's stockholders approved (i) an increase in authorized common stock from 4,000,000 shares to 50,000,000 shares and authorized 1,000,000 shares of preferred stock, $.01 par value and (ii) a one for two reverse stock split of the outstanding common stock. Reference to common stock activity before the distribution of the related split has not been restated unless otherwise noted. All activity after the distribution date reflects the stock split.

Note 3 - Income Taxes

At February 28, 2002, the Company had cumulative federal net operating losses of approximately $2,000,000. The losses began to expire February 28,2002. No benefit has been provided in the financial statements for this deferred asset as a full valuation allowance has been provided.

As a result of the change in ownership prior to February 29, 2000 the amount of net operating losses available to the Company is substantially limited. Further, if the Company does not continue the same line of business for a period of two years, the available net operating loss cannot be utilized.

ITEM 8. Changes In Accountants

On February 7, 2001, Registrant engaged Ernst & Young, LLP as its independent accountant for the year ending February 28, 2001 and dismissed the former independent accountants, Weingast, Zucker & Ruttenberg, LLP. The reports of the former accountants for the past two years did not contain an adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Registrant's Board of Directors approved the change. During the two most recent fiscal years and to the date hereof, there have been no disagreements between Registrant and the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of the former accountant would have caused it to make reference to the subject matter of the disagreement in connection with its report.

PART III

ITEM 9. Directors, Executive Officers, Promoters And Control Persons: Compliance With Section 16(A) Of The Exchange Act

Gamogen's current directors and executive officers are as follows:

     o Aaron A. Grunfeld (age 55). Mr. Grunfeld has served as Gamogen's President and as a Director since 1999. Mr. Grunfeld is a member of the State Bar of California and has practiced law in that State for more than 25 years. For the last five years, Mr. Grunfeld has worked at the Los Angeles firm of Resch Polster Alpert & Berger LLP.

     o Harold Fleischman (age 60). Mr. Fleischman has served as a Director of Gamogen since 1999. Mr. Fleischman is a member of the State Bar of California and has practiced law in that State for more than 26 years. For the last five years, Mr. Fleischman has worked in private practice at the Encino Law Center.

     o Jack Brehm (age 73). Mr. Brehm has served as Gamogen's Chief Financial Officer and a Director since 1999. Mr. Brehm was with Ernst & Young LLP for over 35 years until his retirement as a partner of the firm in 1988. For the last five years, Mr. Brehm has provided financial and business consulting service to various entities.

Each director holds office for a one-year term or until his successor has been elected and qualified at the annual meeting of Registrant's shareholders. (The Registrant expects that, in connection with the CDMI merger, new directors and officers will be elected. Their backgrounds will be described in the information statement to be distributed in connection with the stockholders' meeting relating to those transactions.) The members of the Board of Directors serve without remuneration. Corporate officers are appointed by the Board of Directors and serve at the discretion of the Board.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company's officers, directors and beneficial owners of more than 10% of any class of its equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 ("Reporting Persons") are required to file reports of ownership and changes in beneficial ownership of the Company's equity securities with the SEC. Copies of those reports must also be furnished to the Company. Based solely on a review of the copies of reports furnished to the Company pursuant to that Act, the Company believes that during the fiscal year ended February 28, 2002 all filing requirements applicable to Reporting Persons were complied with.

ITEM 10. Executive Compensation

The following table discloses the compensation paid to Gamogen's executive officers:

                           SUMMARY COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------------------
                                                                                  Long Term Compensation
----------------------------------------------------------------------------------------------------------------------
                                                                             Awards                  Payouts
----------------------------------------------------------------------------------------------------------------------
                                                          Other       RestrictedSecurities
  Name and Principal                                      Annual      Stock     Underlying   LTIP         All Other
       Position          Year     Salary     Bonus     Compensation   Award       Options    Payment    Compensation
                                   ($)        ($)          ($)        (s) ($)       ($)         ($)          ($)
----------------------------------------------------------------------------------------------------------------------
Harold Fleischman,      2001        --         --           --        $1,050(1)     --          --           --
Incumbent Director
                        2002        --         --           --           --         --          --           --
----------------------------------------------------------------------------------------------------------------------
Jack Brehm, CFO         2001        --         --       $3,250(2)     $1,050(1)     --          --           --
Incumbent Director
                        2002        --         --       $4,500(2)        --         --          --           --
----------------------------------------------------------------------------------------------------------------------

(1) In September, 2001, the executive received 2,500 shares of Gamogen, Inc. common stock in consideration for services rendered. The highest bid during that quarter was $0.42.

(2)  Mr. Brehm received consulting fees.

Registrant reimburses officers and directors for travel and other expenses incurred on behalf of Registrant. Registrant does not have a pension or profit sharing plan.

ITEM 11. Security Ownership Of Certain Beneficial Owners And Management

The persons set forth on the chart below are known to Registrant to be the beneficial owners of more than five percent of Registrant's outstanding voting common stock as of February 28, 2002. Information concerning the number and percentage of shares of voting common stock of Registrant owned on record and beneficially by management is set forth on the chart below:

NAME AND ADDRESS OF                  AMOUNT AND NATURE OF        PERCENT        RELATIONSHIP
BENEFICIAL OWNER                     BENEFICIAL OWNERSHIP        OF CLASS       TO COMPANY
Southridge Group, LLC (1)                  1,051,100                76%        Stockholder
c/o Aaron A. Grunfeld
10390 Santa Monica Blvd.
Fourth Floor
Los Angeles, CA 90025

Aaron A. Grunfeld (2)                         25,000               1.8%        President, Director
10390 Santa Monica Blvd.
Fourth Floor
Los Angeles, CA 90025

Harold Fleischman                              7,500              0.05%        Director
& Ruth Fleischman JT TEN
15915 Ventura Blvd.,
Suite 301
Encino, CA 91436

Jack Brehm                                     7,500              0.05%        Chief Financial
& Gilda Brehm Trust UA                                                         Officer, Director
12/03/85
19501 Greenbriar Drive
Tarzana, CA 91356

All incumbent directors and officers as       40,000               2.9%
a group (3 individuals)

(1) Under rules and regulations promulgated by the SEC, shares owned by Southridge Group, LLC are deemed to be beneficially owned by Mr. Yale Farar as Manager of Southridge Group, LLC.

(2) Mr. Grunfeld has had a business relationship with Mr. Farar for over 30 years and has represented Mr. Farar in various legal matters. Mr. Grunfeld disclaims beneficial ownership of any shares owned by Southridge Group, LLC.

ITEM 12. Certain Relationships and Related Transactions

During the year ended February 28, 2002, Southridge Group LLC paid Registrant $94,120 towards interest and principal on the Note.

ITEM 13. Exhibits and Reports on Form 8-K

The following is a list of exhibits filed as part of this Form 10-KSB.


Exhibit No.      Description
-----------      -----------
2                Amended and Restated Agreement and Plan of Merger dated
                 January 8, 2002

3(i)             Articles of Incorporation

3(ii)            Bylaws

10               Assignable Promissory Note

21               Subsidiaries of the Registrant


On December 20, 2001, Registrant filed a Report on Form 8-K announcing execution of a letter of intent with CDMI. On January 9, 2002, Registrant filed a Report on Form 8-K announcing the execution of the Agreement with CDMI.

SIGNATURES

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GAMOGEN, INC.

/s/ Aaron A. Grunfeld
----------------------
Aaron A. Grunfeld, Director
and Chief Executive Officer

Dated: June 7, 2002

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the Registrant and in the capacities on the dates indicated.

Signature                 Title                                     Date
---------                 -----                                     ----
/s/ Harold Fleischman     Director                                  June 7, 2002
-----------------------
Harold Fleischman

/s/ Jack Brehm            Director; Chief Financial Officer         June 7, 2002
-----------------------   (principal financial and accounting
Jack Brehm                officer)

EXHIBITS

Exhibit No.            Description
-----------            -----------

2                      Amended and Restated Agreement and Plan of Merger dated
                       January 8, 2002

3(i)                   Articles of Incorporation

3(ii)                  Bylaws

10                     Assignable Promissory Note

21                     Subsidiaries of the Registrant

                           EXHIBIT 3(i) to Form 10-KSB

                            Articles of Incorporation

                          CERTIFICATE OF INCORPORATION

                                       of

                                  GAMOGEN, INC.


Under Section 402 of the Business Corporation Law

         The undersigned, being a natural person of at least 18 years of age and acting as the incorporator of the Corporation hereby being formed under Business Corporation Law, certifies that:

         FIRST: The name of the Corporation is Gamogen, Inc.

         SECOND: The Corporation is formed for the following purposes:

         To engage in any lawful act or activity for which Corporations may be organized pursuant to the Business Corporation Law of the State of New York. The Corporation is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency or any other body without such consent or approval first being obtained.

         THIRD: The office of the corporation is to be located in the County and State of New York.

         FOURTH: The number of shares which the corporation is authorized to issue is Four Million (4,000,000), all of which have a par value of one cent ($.01) per share, all of which are of the same class and all of which are designated as common shares.

         FIFTH: No holder of shares of the corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any shares of the corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any securities convertible to or exchangeable for such shares, which may at any time be issued, sold or offered for sale by the corporation.

         SIXTH: The Secretary of State is designated as the agent of the corporation upon whom process against the corporation may be served. The post office address within or without the State of New York to which the Secretary of State shall mail a copy of any process against the corporation served upon him is:

                           Donald M. Kleban, Esquire
                           104 East 40th Street
                           New York, N.Y.  10016

         SEVENTH: Except as may otherwise be specifically provided in this Certificate of Incorporation, no provision of this Certificate of Incorporation is intended by the corporation to be construed as limiting, prohibiting, denying, or abrogating any of the general or specific powers or rights conferred under the Business Corporation Law upon the corporation, upon it shareholders, bondholders, and security holders, and upon its directors, officers, and other corporate personnel, including, in particular, the power of the corporation to furnish indemnification to directors and officers in the capacities defined and prescribed rights of said persons to indemnification as the same are conferred by the Business Corporation Law.

         IN WITNESS WHEREOF, I have executed and subscribed this certificate and do hereby affirm the foregoing as true under the penalties of perjury, this 13th day of March, 1986.


                                             /s/ Donald M. Kleban
                                             -----------------------------------
                                             Donald M. Kleban
                                             104 East 40th Street
                                             New York, New York 10016

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                                  GAMOGEN, INC.


               Under Section 805 of the Business Corporation Law.

         I, the undersigned, in order to amend the provisions of the Certificate of Incorporation pursuant to the Business Corporation Law of the State of New York, certify as follows:

         FIRST: The name of the corporation is GAMOGEN, INC.

         SECOND: The Certificate of Incorporation was filed with the Department of State of New York on the 17th day of March, 1986.

         THIRD: The Certificate of Incorporation is hereby amended by the addition of an additional clause as set forth below.

             "EIGHTH: No director shall be personally liable to the company or its shareholders for any future breach of duty, except for acts or omissions that were in bad faith or involved intentional misconduct or a knowing violation of the law or where he personally gained in fact a financial profit or other advantage to which he was not legally entitled or that his acts violated Section 719 of New York's Business Corporation Law."

         FOURTH: This amendment was unanimously recommended by the entire Board of Directors and subsequently ratified and adopted by majority votes of the holders of outstanding shares.

         IN WITNESS WHEREOF, this certificate has been subscribed this 18th day of November, 1987, by the undersigned who affirm that the statements made herein are true under the penalties of perjury.


                                        /s/ Andrew I. Sealfon
                                        ------------------------------
                                        Andrew I. Sealfon, President

/s/ Adrian W. Zorgniotti
-------------------------------
Adrian W. Zorgniotti, Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  GAMOGEN, INC.


                Under Section 805 of the Business Corporation Law

         Pursuant to the provisions of Section 805 of the Business Corporation Law, the undersigned, being the President of the corporation, hereby certifies:

         FIRST: The name of the corporation is GAMOGEN, INC.

         SECOND: That the Certificate of Incorporation was filed by the Secretary of State of New York on the March 17,1986.

         THIRD: That the amendment to the Certificate of Incorporation effected by this Certificate is as follows:

         Paragraph Fourth of the Certificate of Incorporation, relating to the number of shares which the corporation is authorized to issue, is hereby amended to: (1) increase the number of shares of common stock by 46,000,000 shares from 4,000,000 to 50,000,000 shares, $.01 par value; (2) to authorize the issuance of 1,000,000 shares of Preferred Stock, $.01 par value; and (3) to state the relative rights and preferences thereof. Accordingly, Article Fourth of the Certificate of Incorporation is amended to read as follows:

         "FOURTH: The number of shares which the corporation is authorized to issue is Fifty One Million (51,000,000) shares, fifty million (50,000,000) of which having a par value of $.01 per share are designated as common shares and one million (1,000,000) of which are designed as Preferred Stock, par value $.01 per share. Shares of Preferred Stock may be issued from time to time in one or more classes or one or more series within any class thereof, in any manner permitted by law, as determined from time to time by the board of directors, and stated in the resolution or resolutions providing for the issuance of such shares adopted by the board of directors pursuant to authority hereby vested in it, each class or series to be appropriately designated, prior to the issuance of any shares thereof, by some distinguishing letter, number, designation or title. All shares of stock in such classes or series may be issued for such consideration and have such voting powers, full or limited, or no voting powers, and shall have such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, permitted by law, as shall be stated and expressed in the resolution or resolutions providing for the issuance of such shares adopted by the board of directors pursuant to authority hereby vested in it. The number of shares of stock of any series, so set forth in such resolution or resolutions may be increased (but not above the total number of authorized shares) by resolutions adopted by the board of directors pursuant to authority hereby vested in it."

         2. Paragraph Sixth of the Certificate of Incorporation, relating to the address to which the Secretary of State shall forward process served upon him, is hereby amended to read as follows:

          "SIXTH: The Secretary of State is designated as the agent of the corporation upon whom process against the corporation may be served. The post office address within or without the State of New York to which the Secretary of State shall mail a copy of any process against the corporation served upon him is:

                          United Corporate Services, Inc.
                          Ten Bank Street, Suite 560
                          White Plains, New York 10606

         FOURTH: That the amendment to the Certificate of Incorporation was authorized at a meeting of shareholders, by the affirmative vote of the holders of more than a majority of all outstanding shares entitled to vote on an amendment to the Certificate of Incorporation said authorization being subsequent to the affirmative vote of the Board of Directors.

         IN WITNESS WHEREOF, I hereunto sign my name this 15th day of December 2000.


                                    /s/ Aaron A. Grunfeld
                                    --------------------------------------------
                                    Aaron A. Grunfeld, Chief Executive Officer

                          EXHIBIT 3(ii) to Form 10-KSB

                                     Bylaws

                                     BY-LAWS

                                       of

                                  GAMOGEN, INC.

                               ARTICLE I - OFFICES

         The principal office of the corporation shall be in the City of New York, County of New York and State of New York. The corporation may also have offices at such other places within or without the State of New York as the board may from time to time determine or the business of the corporation may require.

                            ARTICLE II - SHAREHOLDERS

         1.       PLACE OF MEETINGS.

         Meetings of shareholders shall be held at the principal office of the corporation or at such place within or without the State of New York as the board shall authorize.

         2.       ANNUAL MEETINGS.

         The annual meeting of the shareholders shall be held on the 15th day of March, at 10:00 A.M. in each year if not a legal holiday, then on the next business, day following at the same hour, when the shareholders shall elect a board and transact such other business as may properly come before the meeting.

         3.       SPECIAL MEETINGS.

         Special meetings of the shareholders may be called by the board or by the president and shall be called by the president or the secretary at the request in writing of a majority of the board or at the request in writing by shareholders owning a majority in amount of the shares issued and outstanding. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at a special meeting shall be confined to the purposes stated in the notice.

         4.       FIXING RECORD DATE.

         For purposes of determining the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournments thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividend or the allotment of any rights, or for the purpose of any other action the board shall fix, in advance, a date as the record date for any such determination of shareholders. Such date shall not be more than fifty nor less than ten days before the date of such meeting, nor more than fifty days prior to any other action. If no record date is fixed it shall be determined in accordance with the provisions of law.

         5.       NOTICE OF MEETINGS OF SHAREHOLDERS.

         Written notice of each meeting of shareholders shall state the purpose or purposes for which the meeting is called, the place, date and hour of the meeting and unless it is the annual meeting, shall indicate that it is being issued by or at the direction of the person or persons calling the meeting. Notice shall be given either personally or by mail to each shareholder entitled to vote at such meeting, not less than ten nor more than fifty days before the date of the meeting. If action is proposed to be taken that might entitle shareholders to payment for their shares, the notice shall include a statement of that purpose and to that effect. If mailed, the notice is given when deposited in the United States mail, with postage thereon prepaid, directed to the shareholders, or, if he shall have filed with the secretary a written request that notices to him be mailed to some other address, then directed to him at such other address.

         6.       WAIVERS

         Notice of meeting need not be given to any shareholder who signs a waiver of notice, in person or by proxy, whether before or after the meeting. The attendance of any shareholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by him.

         7.       QUORUM.

         At any meeting of the shareholders, except as otherwise provided by statute, or by the Certificate of Incorporation or by these By-Laws, the holders of a majority of the shares entitled to vote thereat shall constitute a quorum. However, a lesser number when not constituting a quorum may adjourn the meeting from time to time until a quorum shall be present or represented.

        When a quorum is once present to organize a meeting it is not broken by the subsequent withdrawal of any shareholders.

         8.          PROXIES.

         Every shareholder entitled to vote at a meeting of shareholders or to express consent or dissent without a meeting may authorize another person or persons to act for him by proxy.

         Every proxy must be signed by the shareholder or his attorney-in-fact. No proxy shall be valid after expiration of eleven months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the shareholder executing it, except as otherwise provided by law.

         9.       QUALIFICATION OF VOTERS.

         Every shareholder of record shall be entitled at every meeting of shareholders to one vote for every share standing in his name on the record of shareholders, unless otherwise provided in the certificate of incorporation.

         10.      VOTING AT SHAREHOLDERS' MEETINGS.

         At any meeting of the shareholders, except as otherwise provided by statute, or by the certificate of incorporation, or by these by-laws, the vote of the holders of a majority of the shares present in person or by proxy shall decide any question brought before such meeting.

         11.      WRITTEN CONSENT OF SHAREHOLDERS.

         Any action that may be taken by vote may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of all the outstanding shares entitled to voce thereon or signed by such lesser number of holders as may be provided for in the certificate of incorporation.

                             ARTICLE III - DIRECTORS

         1.         BOARD OF DIRECTORS.

         Subject to any provision in the certificate of incorporation the business of the corporation shall be managed by its board of directors, each of whom shall be at least 21 years of age, and need not be shareholders.

         2.         NUMBER OF DIRECTORS.

         The number of directors shall be no less than three and no more than nine. When all of the shares are owned by less than three shareholders, the number of directors may be less than three but not less than the number of shareholders.

         3.       ELECTION AND TERM OF DIRECTORS.

         At each annual meeting of shareholders, the shareholders shall elect directors to hold office until the next annual meeting. Each director shall hold office until the expiration of the term for which he is elected and until his successor has been elected and qualified, or until his prior resignation or removal.

         4.       NEWLY CREATED DIRECTORSHIPS AND VACANCIES.

         Newly created directorships resulting from an increase in the number of directors and vacancies occurring in the board for any reason except the removal of directors without cause may be filled by a vote of a majority of the directors then in office, although less than a quorum exists, unless otherwise provided in the certificate of incorporation. Vacancies occurring by reason of the removal of directors without cause shall be filled by vote of the shareholders unless otherwise provided in the certificate of incorporation. A director elected to fill a vacancy caused by resignation, death or removal shall be elected to hold office for the unexpired term of his predecessor.

         5.       REMOVAL OF DIRECTORS.

         Any or all of the directors may be removed for cause by vote of the shareholders or by action of the board. Directors may be removed without cause only by vote of the shareholders.

         6.       RESIGNATION.

         A director may resign at any time by giving written notice to the board, the president or the secretary of the corporation. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the board or such officer, and the acceptance of the resignation shall not be necessary to make it effective.

         7.       QUORUM OF DIRECTORS.

         At any meeting of the board of directors, except as otherwise provided in the certificate of incorporation, or by these by-laws, a majority of the board of directors shall constitute a quorum. However, a lesser amount when not constituting a quorum may adjourn the meeting from time to time until a quorum shall be present or represented.

         8.       VOTING.

         Except as otherwise provided by statute, or by the certificate of incorporation, or by these by-laws, the affirmative vote of a majority of the directors present at any meeting of the board of directors at which a quorum is present shall be necessary for the transaction of any item of business thereat.

         9.       PLACE AND TIME OF BOARD MEETINGS.

         The board may hold its meetings at the office of the corporation or at such other places, either within or without the State of New York, as it may from time to time determine.

         10.      REGULAR ANNUAL MEETING.

         A regular annual meeting of the board shall be held immediately following the annual meeting of shareholders at the place of such annual meeting of shareholders.

         11.      NOTICE OF MEETINGS OF THE BOARD, ADJOURNMENT.

                   (a) Regular meetings of the board may be held without notice at such time and place as it shall from time to time determine. Special meetings of the board shall be held upon notice to the directors and may be called by the president upon three days notice to each director either personally or by mail or by wire; special meetings shall be called by the president or by the secretary in like manner on written request of two directors. Notice of a meeting need not be given to any director who submits a waiver of notice whether before or after the meeting or who attends the meeting without protesting prior thereto or at its commencement, the lack of notice to him.

                  (b) A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. Notice of the adjournment shall be given all directors who were absent at the time of the adjournment, and unless such time and place are announced at the meeting, to the other directors.

         12.       CHAIRMAN.

         At all meetings of the board, the president, or in his absence, a chairman chosen by the board shall preside.

         13.      EXECUTIVE AND OTHER COMMITTEES.

         The board, by resolution adopted by a majority of the entire board, may designate from among its members an executive committee and other committees, each consisting of three or more directors. Each such committee shall serve at the pleasure of the board.

         14.      COMPENSATION.

         No compensation shall be paid to directors, as such, for their services, but by resolution of the board a fixed sum and expenses for actual attendance, at each regular or special meeting of the board may be authorized. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

                              ARTICLE IV - OFFICERS

         1.       OFFICES, ELECTION, TERM.

                     (a) Unless otherwise provided in the certificate of incorporation, the board may elect or appoint a president, one or more vice-presidents, a secretary and a treasurer, and such other officers as it may determine who shall have such duties, powers and functions as hereinafter provided.

                     (b) All officers shall be elected or appointed to hold office until the meeting of the board following the annual meeting of shareholders.

                     (c) Each officer shall hold office for the term for which he is elected or appointed and until his successor has been elected or appointed and qualified.

         2.       REMOVAL, RESIGNATION, SALARY, ETC.

                     (a) Any officer elected or appointed by the board may be removed by the board with or without cause.

                     (b) In the event of the death, resignation or removal of any officer, the board in its discretion may elect or appoint a successor to fill the unexpired term.

                     (c) Any two or more offices may be held by the same person, except the offices of president and secretary.

                     (d) The salaries of all officers shall be fixed by the board.

                     (e) The directors may require any officer to give security for the faithful performance of his duties.

         3.       PRESIDENT.

         The president shall be the chief executive officer of the corporation; he shall preside at all meetings of the shareholders and of the board; he shall have the management of the business of the corporation and shall see that all orders and resolutions of the board are carried into effect.

         4.       VICE-PRESIDENTS.

         During the absence or disability of the president, the vice-president, or if there are more than one, the executive vice-president, shall have all the powers and functions of the president. Each vice-president shall perform such other duties as the board shall prescribe.

         5.       SECRETARY.

         The secretary shall:

                  (a) attend all meetings of the board and of the shareholders;

                  (b) record all votes and minutes of all proceedings in a book to be kept for that purpose;

                  (c) give or cause to be given notice of all meetings of shareholders and of special meetings of the board;

                  (d) keep in safe custody the seal of the corporation and affix it to any instrument when authorized by the board.

                  (e) when required, prepare or cause to be prepared and available at each meeting of shareholders, a certified list in alphabetical order of the names of shareholders entitled to vote thereat, indicating the number of shares of each respective class held by each;

                  (f) keep all the documents and records of the corporation as required by law or otherwise in a proper and safe manner;

                  (g) perform such other duties as may be prescribed by the board.

         6.       ASSISTANT-SECRETARIES.

         During the absence or disability of the secretary, the assistant secretary, or if there are more than one, the one so designated by the secretary or by the board, shall have all the powers and functions of the secretary.

         7.       TREASURER.

         The treasurer shall:

                  (a) have the custody of the corporate funds and securities;

                  (b) keep full and accurate accounts of receipts and disbursements in the corporate books;

                  (c) deposit all money and other valuables in the name and to the credit of the corporation in such depositories as may be designated by the board;

                  (d) disburse the funds of the corporation as may be ordered or authorized by the board and preserve proper vouchers for such disbursements;

                  (e) render to the president and board at the regular meetings of the board, or whenever they require it, an account of all his transactions as treasurer and of the financial condition of the corporation;

                  (f) render a full financial report at the annual meeting of the shareholders if so requested;

                  (g) be furnished by all corporate officers and agents at his request, with such reports and statements as he may require as to all financial transactions of the corporation;

                  (h) perform such other duties as are given to him by these by-laws or as from time to time are assigned by him by the board or the president.

         8.       ASSISTANT-TREASURER.

         During the absence or disability of the treasurer, the assistant treasurer, or if there are more than one, the one so designated by the secretary or by the board, shall have all the powers and functions of the treasurer.

         9.       SURETIES AND BONDS.

         In case the board shall so require, any officer or agent of the corporation shall execute to the corporation a bond in such sum and with such surety or sureties as the board may direct, conditioned upon the faithful performance of his duties to the corporation and including responsibility for negligence and for the accounting for all property, funds or securities of the corporation which may come into his hands.

                       ARTICLE V - CERTIFICATES FOR SHARES

         1.       CERTIFICATES.

         The shares of the corporation shall be represented by certificates. They are numbered and entered in the books of the corporation as they are issued. They shall exhibit the holder's name and the number of shares and shall be signed by the president or a vice president and the treasurer or the secretary and shall bear the corporate seal.

         2.       LOST OR DESTROYED CERTIFICATES.

         The board may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation, alleged to have been lost or destroyed, upon the making of an affidavit of the fact by the person claiming the certificate to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the corporation a bond in such sum and with such surety or sureties as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

         3.       TRANSFER OF SHARES.

                  (a) Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment of authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, and cancel the old certificate; every such transfer shall be entered on the transfer book of the corporation which shall be kept at its principal office.

                  (b) The corporation shall be entitled to treat the holder of record of any share as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof, except as expressly provided by the laws of New York.

                  (c) The Board of Directors may close the stock transfer books of the corporation for a period not exceeding forty days preceding the date of any meeting of stockholders or the date for payment of any dividend or the date for the allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect or for a period not exceeding forty days in connection with obtaining the consent of stockholders for any purpose. In lieu of closing the stock transfer books as aforesaid, the Board of Directors may fix in advance a date, not exceeding forty days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.

         4.       CLOSING TRANSFER BOOKS.

         The board shall have the power to close the share transfer books of the corporation for a period of not more than ten days during the thirty day period immediately preceding (1) any shareholders' meeting, or (2) any date upon which shareholders shall be called upon to or have a right to take action without a meeting, or (3) any date fixed for the payment of a dividend or any other form of distribution, and only those shareholders of record at the time the transfer books are closed, shall be recognized as such for the purpose of (1) receiving notice of or voting at such meeting, or (2) allowing them to take appropriate action, or (3) entitling them to receive any dividend or other form of distribution.

                             ARTICLE VI - DIVIDENDS

         Subject to the provisions of the certificate of incorporation and to applicable law, dividends on the outstanding shares of the corporation may be declared in such amounts and at such time or times as the board may determine. Before payment of any dividend, there may be set aside out of the net profits of the corporation available for dividends such sum or sums as the board from time to time in its absolute discretion deems proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the board shall think conducive to the interests of the corporation, and the board may modify or abolish any such reserve.

                          ARTICLE VII - CORPORATE SEAL

         The seal of the corporation shall be circular in form and bear the name of the corporation, the year of its organization and the words "Corporate Seal, New York." The seal may be used by causing it to be impressed directly on the instrument or writing to be sealed, or upon adhesion substance affixed thereto. The seal on the certificates for shares or on any corporate obligation for the payment of money may be a facsimile, engraved or printed.

                    ARTICLE VIII - EXECUTION OF INSTRUMENTS

             All corporate instruments and documents shall be signed or countersigned, executed, verified or acknowledged by such officer or officers or other person or persons as the board may from time to time designate.

                            ARTICLE IX - FISCAL YEAR

             The fiscal year shall begin the first day of in each year.

             ARTICLE X - REFERENCES TO CERTIFICATE OF INCORPORATION

              Reference to the certificate of incorporation in these by-laws shall include all amendments thereto or changes thereof unless specifically excepted.

                           ARTICLE XI - BY-LAW CHANGES

 AMENDMENT, REPEAL, ADOPTION, ELECTION OF DIRECTORS.

           (a) Except as otherwise provided in the certificate of incorporation, the by-laws may be amended, repealed or adopted by vote of the holders of the shares at the time entitled to vote in the election of any directors. By-laws may also be amended, repealed or adopted by the board but any by-law adopted by the board may be amended by the shareholders entitled to vote thereon as hereinabove provided.

           (b) If any by-law regulating an impending election of directors is adopted, amended or repealed by the board, there shall be set forth in the notice of the next meeting of shareholders for the election of directors the by-law so adopted, amended or repealed, together with a concise statement of the changes made.

                            EXHIBIT 10 TO FORM 10-KSB

                           ASSIGNABLE PROMISSORY NOTE

                           ASSIGNABLE PROMISSORY NOTE

         FOR VALUE RECEIVED, Southridge Group, a Nevada LLC (the "Obligor"), promises to pay to REPRO-MED SYSTEMS, INC. at its offices at 24 Carpenter Road, Chester, New York 10918 (or such other address as the holder may notify the Obligor) the sum of one hundred eighty-three thousand five hundred seventy-nine ($183,579) dollars plus interest at six and one-half (6.5%) percent per annum payable together with the principal which shall become due on November 15, 2002.

         This Note is assignable. If an Event of Default occurs under this note, then in addition to all other remedies available to Seller, Obligor agrees to pay, upon demand, all reasonable legal fees and disbursements incurred by Seller through the appellate level in enforcing any of Seller's rights hereunder.

         Installments of principal due under this Note may be prepaid by Obligor in whole or in part at any time or times and without penalty, but with interest to the date of such prepayment.




                              SOUTHRIDGE GROUP, LLC


                              By: /s/ Yale Farar
                                 -------------------------------------------

                                   Yale Farar
                                 -------------------------------------------
                                    Name

                                   Manager
                                 -------------------------------------------
                                    Title

                            EXHIBIT 21 TO FORM 10-KSB

                         SUBSIDIARIES OF THE REGISTRANT

                                                                      Exhibit 21

                         Subsidiaries of the Registrant

Name                                       State of Incorporation
----                                       ----------------------

Gyneco, Inc.                               New York

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Definitive Information Statement of Gamogen, Inc. (the "Company") on Schedule 14C as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Aaron A. Grunfeld, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company




/s/ Aaron A. Grunfeld
----------------------------------------
Aaron A. Grunfeld
Chief Executive Officer
August 28, 2002

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Definitive Information Statement of Gamogen, Inc. (the "Company") on Schedule 14C as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jack Brehm, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company



/s/ Jack Brehm
-------------------------------
Jack Brehm
Chief Financial Officer
August 28, 2002

                                   EXHIBIT C

          CDMI AUDITED FINANCIAL STATEMENTS AS OF JANUARY 31, 2002 AND
               UNAUDITED FINANCIAL STATEMENTS AS OF MAY 31, 2002

                         Report of Independent Auditors

To the Stockholder and Management of
CDMI Productions, Inc.

We have audited the accompanying balance sheet of CDMI Productions, Inc. (a development stage company) as of January 31, 2002, and the related statements of operations, stockholder's deficiency and cash flows for the period from November 13, 2001 (inception) through January 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CDMI Productions, Inc. as of January 31, 2002, and the results of its operations and its cash flows for the period from November 13, 2001 (inception) through January 31, 2002, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming CDMI Productions, Inc. will continue as a going concern. As more fully described in
Note 1, CDMI Productions, Inc. had negative cash flow from operations of $21,996 and has incurred a net loss of $26,496 in the period ended January 31, 2002. These losses have adversely impacted CDMI Productions, Inc.'s working capital. These matters raise substantial doubt about CDMI Productions, Inc.'s ability to continue as a going concern. Management's plans in regards to these matters are more fully described in Note 1. Accordingly, the financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts or classifications of liabilities that may result from the outcome of this uncertainty.

                                                /s/ Ernst & Young LLP

Los Angeles, California
February 20, 2002

                             CDMI Productions, Inc.
                          (A Development Stage Company)

                                  Balance Sheet

                                January 31, 2002

ASSETS
Current assets:
   Cash                                                                           $        8,004
                                                                                  --------------
Total assets                                                                      $        8,004
                                                                                  ==============

LIABILITIES AND STOCKHOLDER'S DEFICIENCY
Current liabilities:
   Accrued liabilities                                                            $        4,500
   Advances from affiliates                                                               30,000
                                                                                  --------------
Total liabilities                                                                         34,500

Stockholder's deficiency:
   Preferred stock, $0.01 par value, 5,000,000 shares authorized, none
     outstanding                                                                               -
   Common stock, $0.001 par value, 10,000,000 shares authorized,
     2,169,689 shares subscribed                                                           2,169
   Less subscription receivable from stockholder for common stock                         (2,169)
   Deficit accumulated during development stage                                          (26,496)
                                                                                  --------------
Total stockholder's deficiency                                                           (26,496)
                                                                                  --------------
Total liabilities and stockholder's deficiency                                    $        8,004
                                                                                  ==============

See accompanying notes.

                             CDMI Productions, Inc.
                          (A Development Stage Company)

                             Statement of Operations

            Period November 13, 2001 (inception) to January 31, 2002


General and administrative expenses                                      $       26,496

                                                                         --------------
Net loss during development stage                                        $      (26,496)
                                                                         ==============

Net loss per common share - basic and diluted:                           $        (0.01)
                                                                         ==============

Weighted average common shares outstanding - basic and diluted                2,169,689
                                                                         ==============

See accompanying notes.

                             CDMI Productions, Inc.
                          (A Development Stage Company)

                      Statement of Stockholder's Deficiency

                                                                    SUBSCRIPTION
                                                                     RECEIVABLE        DEFICIT
                                                                        FROM         ACCUMULATED
                                             COMMON STOCK            STOCKHOLDER       DURING
                                    -------------------------------  FOR COMMON      DEVELOPMENT
                                        SHARES          AMOUNT          STOCK           STAGE           TOTAL
                                    ----------------------------------------------------------------------------
Balance at November 13, 2001
   (inception)                                 -      $       -        $      -      $        -        $      -
     Common stock subscribed for
       subscription receivable on
       November 13, 2001               2,169,689         (2,169)          2,169               -               -
     Net loss for period from
       November 13, 2001
       (inception) through
       January 31, 2002                        -              -               -         (26,496)        (26,496)
                                    ----------------------------------------------------------------------------
Balance at January 31, 2002            2,169,689      $  (2,169)       $  2,169      $  (26,496)       $(26,496)
                                    ============================================================================

See accompanying notes.

                             CDMI Productions, Inc.
                          (A Development Stage Company)

                             Statement of Cash Flows

            Period November 13, 2001 (inception) to January 31, 2002



OPERATING ACTIVITIES

Net loss during development stage                              $       (26,496)
Adjustments to reconcile net loss to net cash used in
   operating activities:
     Accrued liabilities                                                 4,500
                                                               ---------------
Net cash used in operating activities                                  (21,996)

FINANCING ACTIVITIES

Advances from affiliates                                                30,000
                                                               ---------------
Net cash provided by financing activities                               30,000
                                                               ---------------
Increase in cash, representing cash at January 31, 2002        $         8,004
                                                               ===============

See accompanying notes.

                             CDMI Productions, Inc.
                          (A Development Stage Company)

                          Notes to Financial Statements

                                January 31, 2002


1. ORGANIZATION

CDMI Productions, Inc. (the Company) was organized on November 13, 2001 as the Company issued a $2,169 receivable due from the sole stockholder for 2,169,689 shares of common stock. The common stock was valued at $.001 per share as determined to be the fair value by the Board of Directors on that date. The Company is operating as a development stage company and intends to develop and produce motion pictures and, further, may provide sound stages, production facilities as well as specialized equipment to the entertainment industry.

Through January 31, 2002, the Company had no revenues and its operations consist of expenditures for general and administrative expenses.

The accompanying financial statements have been prepared on a going-concern basis which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company's ability to continue as a going concern is dependent upon various factors including, among others, its ability to merge with another company, or raise additional debt or equity financing. During the period ended January 31, 2002, the Company had negative cash flow from operations of $21,996 and incurred a net loss of $26,496. Management believes the Company will be able to merge with another company, or raise additional debt or equity financing, or reduce operating expenses which will be sufficient to sustain anticipated operations through at least January 31, 2003. Accordingly, the financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts or classifications of liabilities that may result from the outcome of this uncertainty.

The Company has entered into an Agreement and Plan of Reorganization dated January 8, 2002 whereby the sole shareholder of the Company would exchange all the issued and outstanding shares of the Company for a like number of shares of Gamogen, Inc. and the Company would become a subsidiary of Gamogen, Inc. Closing of the transaction is expected to occur in March 2002. Gamogen, Inc. is currently a publicly-traded inactive company. At closing, the Company will enter into a one year consulting agreement with its present shareholder for $65,000 plus a car allowance of $500 a month.

                             CDMI Productions, Inc.
                          (A Development Stage Company)

                    Notes to Financial Statements (continued)


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

EARNINGS PER SHARE

The Company computes earnings (loss) per share in accordance with Statement of Financial Accounting Standards No. 128, "Earnings per Share." Basic earnings
(loss) per share is computed by dividing the net (income) loss for the period by the weighted average number of shares outstanding during the period. Diluted earnings (loss) per share is computed by dividing the net income (loss) for the period by the weighted average number of shares outstanding during the period including common stock equivalents.

There were no common stock equivalents outstanding for the period November 13, 2001 (inception) to January 31, 2002. Accordingly, a reconciliation of basic to diluted loss per share is omitted since diluted loss per share equals basic loss per share for the period November 13, 2001 (inception) to January 31, 2002.

INCOME TAXES

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS 109). SFAS 109 is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, SFAS 109 generally considers all expected future events other than enactment of changes in the tax law or rates. The Company's available deferred tax asset of approximately

                             CDMI Productions, Inc.
                          (A Development Stage Company)

                    Notes to Financial Statements (continued)


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


INCOME TAXES (CONTINUED)

$26,000, arising from the accumulated operating loss carryforwards, has not been reflected in the financial statements because a deferred tax valuation allowance has been recorded for the entire amount. The Company's net operating losses expire beginning in the year 2021.

3. RELATED PARTY TRANSACTIONS

The Company has received advances of $30,000 in aggregate from the sole stockholder and Gamogen, Inc.

                             CDMI Productions, Inc.
                          (A Development Stage Company)

                              Financial Statements

                Periods February 1, 2002 through May 31, 2002 and
               November 13, 2001 (inception) through May 31, 2002


                            Balance Sheet (Unaudited)

                                  May 31, 2002


ASSETS
Current assets:
   Cash                                                                                   $      1,744
                                                                                        -----------------
Total current assets                                                                             1,744

Rental and other equipment, net of accumulated depreciation (Note 3)                           193,171
                                                                                        -----------------
Total assets                                                                              $    194,915
                                                                                        =================

LIABILITIES AND STOCKHOLDER'S DEFICIENCY
Current liabilities:
   Accrued liabilities (Note 4)                                                           $     32,334
   Advances from affiliates (Note 4)                                                           290,000
                                                                                        -----------------
Total current liabilities                                                                      322,334

Deferred rental income                                                                           8,596

Stockholder's deficiency:
   Preferred stock, $0.01 par value, 5,000,000 shares authorized, none
     outstanding                                                                                     -
   Common stock, $0.001 par value, 10,000,000 shares authorized,
     2,169,689 shares outstanding                                                                2,169
   Deficit accumulated during development stage                                               (138,184)
                                                                                        -----------------
Total stockholder's deficiency                                                                (136,015)
                                                                                        -----------------
Total liabilities and stockholder's deficiency                                             $   194,915
                                                                                        =================

See accompanying notes.

                             CDMI Productions, Inc.
                          (A Development Stage Company)

                       Statement of Operations (Unaudited)

                                                                                               PERIOD FROM
                                                                          PERIOD FROM          NOVEMBER 13
                                                                          FEBRUARY 1         2001 (INCEPTION)
                                                                            2002 TO                 TO
                                                                            MAY 31                MAY 31
                                                                             2002                  2002
                                                                       ----------------------------------------

General and administrative expenses                                      $     (116,112)      $     (142,608)

Rental income, net of related expense                                             4,424                4,424

                                                                       ----------------------------------------
Net loss                                                                 $     (111,688)      $     (138,184)
                                                                       ========================================

Net loss per common share - basic and diluted:                           $        (0.05)      $        (0.06)
                                                                       ========================================

Weighted average common shares outstanding - basic and diluted                2,169,689            2,169,689
                                                                       ========================================

See accompanying notes.

                             CDMI Productions, Inc.
                          (A Development Stage Company)

                Statement of Stockholder's Deficiency (Unaudited)


                                                                     SUBSCRIPTION      DEFICIT
                                                                   RECEIVABLE FROM   ACCUMULATED
                                             COMMON STOCK          STOCKHOLDER FOR      DURING
                                    ------------------------------      COMMON       DEVELOPMENT
                                        SHARES          AMOUNT          STOCK           STAGE           TOTAL
                                    --------------------------------------------------------------------------------
Balance at November 13, 2001
   (inception)                                   -      $       -      $        -      $        -      $        -
     Common stock subscribed for
       subscription receivable on
       November 13, 2001                 2,169,689          2,169          (2,169)              -               -
     Net loss for period from
       November 13, 2001
       (inception) through
       January 31, 2002                          -              -               -         (26,496)        (26,496)
                                    --------------------------------------------------------------------------------
Balance at January 31, 2002              2,169,689          2,169          (2,169)        (26,496)        (26,496)
   Cash received for subscription
     on March 26, 2002                           -              -           2,169               -           2,169
   Net loss for period from
     February 1, 2002 through
     May 31, 2002                                -              -               -        (111,688)       (111,688)
                                    --------------------------------------------------------------------------------
Balance at May 31, 2002                  2,169,689      $   2,169       $       -      $ (138,184)     $ (136,015)
                                    ================================================================================

See accompanying notes.

                             CDMI Productions, Inc.
                          (A Development Stage Company)

                       Statement of Cash Flows (Unaudited)


                                                                          PERIOD FROM        PERIOD FROM
                                                                          FEBRUARY 1         NOVEMBER 13
                                                                            2002 TO        2001 (INCEPTION)
                                                                            MAY 31            TO MAY 31
                                                                             2002                2002
                                                                       ------------------------------------
OPERATING ACTIVITIES
Net loss                                                                 $   (111,688)      $   (138,184)
Adjustments to reconcile net loss to net cash used in
   operating activities:
     Depreciation                                                               6,829              6,829
     Changes in operating assets and liabilities:
       Accrued liabilities                                                     27,834             32,334
       Deferred rental income                                                   8,596              8,596
                                                                       ------------------------------------
Net cash used in operating activities                                         (68,429)           (90,425)

INVESTING ACTIVITIES
Purchase of rental equipment                                                 (200,000)          (200,000)
                                                                       ------------------------------------
Net cash used in investing activities                                        (200,000)          (200,000)

FINANCING ACTIVITIES
Advances from affiliates                                                      260,000            290,000
Cash received for subscription receivable for sale of common stock              2,169              2,169
                                                                       ------------------------------------
Net cash provided by financing activities                                     262,169            292,169
                                                                       ------------------------------------
Net increase in cash                                                           (6,260)             1,744

Cash, beginning of period                                                       8,004                  -
                                                                       ------------------------------------
Cash, end of period                                                      $      1,744       $      1,744
                                                                       ====================================

See accompanying notes.

                             CDMI Productions, Inc.
                          (A Development Stage Company)

                    Notes to Financial Statements (Unaudited)

                                  May 31, 2002


1. ORGANIZATION

CDMI Productions, Inc. (the Company) was organized on November 13, 2001 as the Company issued a $2,169 receivable due from the sole stockholder, CDMI Interactive, Inc. (Interactive), for 2,169,689 shares of common stock. The common stock was valued at $.001 per share as determined to be the fair value by the Board of Directors on that date. The Company received $2,169 cash related to the subscription receivable on March 26, 2002. The Company is operating as a development stage company and intends to develop and produce motion pictures and, further, may provide sound stages, production facilities as well as specialized equipment to the entertainment industry.

Through May 31, 2002, the Company had no significant revenues and its operations consist of expenditures for general and administrative expenses.

The accompanying financial statements have been prepared on a going-concern basis which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company's ability to continue as a going concern is dependent upon various factors including, among others, its ability to merge with another company, or raise additional debt or equity financing. During the period ended May 31, 2002, the Company had negative cash flow from operations of $90,425 and incurred a net loss of $138,184. Management believes the Company will be able to merge with another company, or raise additional debt or equity financing, or reduce operating expenses which will be sufficient to sustain anticipated operations through at least January 31, 2003. Accordingly, the financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts or classifications of liabilities that may result from the outcome of this uncertainty.

The Company has entered into an Agreement and Plan of Reorganization dated January 8, 2002 whereby the sole shareholder of the Company would exchange all the issued and outstanding shares of the Company for a like number of shares of Gamogen, Inc. and the Company would become a subsidiary of Gamogen, Inc. Closing of the transaction is expected to occur in 2002. Gamogen, Inc. is currently a publicly-traded inactive company. At closing, the Company will enter into a one year consulting agreement with its present shareholder for $65,000 plus a car allowance of $500 a month.

                             CDMI Productions, Inc.
                          (A Development Stage Company)

              Notes to Financial Statements (Unaudited) (continued)



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

EARNINGS PER SHARE

The Company computes earnings (loss) per share in accordance with Statement of Financial Accounting Standards No. 128, "Earnings per Share." Basic earnings
(loss) per share is computed by dividing the net (income) loss for the period by the weighted average number of shares outstanding during the period. Diluted earnings (loss) per share is computed by dividing the net income (loss) for the period by the weighted average number of shares outstanding during the period including common stock equivalents.

There were no common stock equivalents outstanding for the period November 13, 2001 (inception) to May 31, 2002. Accordingly, a reconciliation of basic to diluted loss per share is omitted since diluted loss per share equals basic loss per share for the period November 13, 2001 (inception) to May 31, 2002.

INCOME TAXES

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS 109). SFAS 109 is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, SFAS 109 generally considers all expected future events other than enactment of changes in the tax law or rates. The Company's available deferred tax asset of approximately $65,000, arising from the accumulated operating loss carryforwards, has not been

                             CDMI Productions, Inc.
                          (A Development Stage Company)

              Notes to Financial Statements (Unaudited) (continued)



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES (CONTINUED)

reflected in the financial statements because a deferred tax valuation allowance has been recorded for the entire amount. The Company's net operating losses expire beginning in the year 2021.

3. RENTAL AND OTHER EQUIPMENT

Rental and other equipment, net of accumulated depreciation consists of:

   Rental equipment                                              $      200,000
   Other equipment                                                        1,767
                                                               -----------------
                                                                        201,767
   Accumulated depreciation                                              (8,596)
                                                               -----------------
                                                                 $      193,171
                                                               =================

The equipment is being leased under an operating lease to a company in which the shareholder of Interactive has an interest. The lease provides for monthly rentals of $4,298 and expires in 2007. The lessee has the option to purchase the equipment at the end of the lease at its then fair value.

4. RELATED PARTY TRANSACTIONS

Accrued liabilities include $15,834 accrued consulting fees to the sole shareholder of Interactive and $8,000 accrued rent for the premises to the lessee of the equipment referred to in Note 3, above.

The lease for the premises is on a month-to-month basis.

Advances to affiliates consist of:

   Due to Gamogen, Inc.                                           $      125,000
   Due to Interactive                                                    150,000
   Due to principal shareholder of Gamogen, Inc.                          15,000
                                                                ----------------
                                                                  $      290,000
                                                                ================

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Definitive Information Statement of Gamogen, Inc. (the "Company") on Schedule 14C as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jack Brehm, Chief Financial Officer and Treasurer of CDMI Productions, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CDMI Productions, Inc.

/s/ Jack Brehm
---------------------------------------
Jack Brehm
Chief Financial Officer and Treasurer
August 28, 2002

                                   EXHIBIT D

                              CONSULTING AGREEMENT

                              CONSULTING AGREEMENT

         This Consulting Agreement ("Agreement") is entered into as of _______, 2002, by and between CDMI Productions, Inc. (the "Company") and Carlos DeMattos ("Consultant").

                                    RECITALS

         The Company is a party to that certain Agreement and Plan of Merger, dated of even date herewith (the "Merger Agreement"). It is a condition to the closing of the transactions contemplated by the Merger Agreement that the Company and Consultant enter into this Agreement.

                                    AGREEMENT

         Now, therefore, in consideration of the foregoing recitals and the mutual promises contained herein, the parties agree as follows:

         1. Definitions. All capitalized terms used in this Agreement without definition shall have the meaning given to them in the Merger Agreement. For purposes of this Agreement, "Person" shall mean any individual, partnership, association, venture, company, corporation or other legal entity.

         2. Consulting Services. During the term of this Agreement, Consultant shall serve as a consultant to the Company and be available to provide up to 20 hours per week of advice, consultation and similar services relating to the film production business to be conducted by the Company and all related matters in furtherance of Company's business as the Company may reasonably request from time to time; provided, however, that Consultant shall not be required to serve as an officer or director of the Company or perform services similar thereto. The consulting services shall be performed at such times and places as are mutually satisfactory to the parties hereto.

         3. Term. This Agreement shall be in effect for a term of one (1) year from the date hereof, it being agreed that certain provisions hereof survive the termination of this Agreement in accordance with their respective terms. By the mutual agreement of the Company and Consultant, Company may renew this Agreement for additional periods of one (1) year commencing upon the expiration of any such term (the initial term and any renewal terms are collectively referred to as the "Term"). The option to renew may be exercised, if at all, by written agreement not less than thirty (30) days prior to the end of the Term subject to renewal. Notwithstanding the foregoing, the Term of this Agreement shall terminate immediately in the event that (a) Consultant commits (i) a breach of any provision of this Agreement or that certain Confidentially and Non-Interference Agreement between the parties hereto, (ii) any dishonest, unethical, fraudulent or criminal act with respect to the Company or the services to be rendered hereunder, or (iii) any negligent act or omission in the discharge of the services to be rendered hereunder, or (b) Consultant dies or becomes disabled.

         4. Fee. The Company shall pay Consultant: (i) $65,000 each year during the term of this Agreement, payable in equal monthly installments by the last business day of each month, (ii) a car allowance of up to $500 per month, and
(iii) reimbursement for all reasonable out-of-pocket expenses incurred by Consultant in performing his responsibilities pursuant to this

Agreement which are consistent with such duties hereunder and for which reasonable documentation is provided.

         5. Independent Contractor Status. Consultant is an independent contractor with respect to the Company, and Consultant shall not be a partner, joint venturer, agent or employee of the Company as a result of this Agreement or the services to be performed hereunder; and Consultant shall not have the power or authority to bind or obligate the Company in any manner or for any purpose.

         6. Representations. Consultant represents and warrants to the Company as follows:


              (a) He is not subject to any contractual or other obligation or restriction which is inconsistent with its or his obligations under this Agreement; and

              (b) Providing consulting services to the Company will not cause Consultant to breach any agreement or other duty which obligates any of them to keep secret or not use any confidential or proprietary information or trade secret of any other Person or to refrain from competing, directly or indirectly, with the business of any other Person.

         7. Confidentiality. Consultant acknowledges his obligations as set forth in that certain Confidentiality and Non-Interference Agreement between the parties hereto.

         8. Miscellaneous. This Agreement (a) shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; (b) may not be assigned or delegated by Consultant without the written consent of the Company which may be withheld in the Company's sole discretion; (c) may be executed (A) by a signature page delivered by facsimile, which shall be deemed an original and fully binding on the person or entity that executed and delivered it, and (B) in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument and shall be binding upon the party executing the same; (d) shall be governed by the internal laws of the State of New York without regard to its conflict of laws provisions; (e) may only be amended or modified by a writing dated after the date hereof and signed by the parties hereto; (f) shall be construed so that the word "including" means "including without limitation;" and
(g) together with the Recitals set forth above and other documents delivered pursuant hereto, constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof and thereof, and supersedes any prior negotiations, representations or agreements, written or oral, with respect to such subject matter (none of which prior matters shall be binding upon the parties) concerning such subject matter. All notices and other communications hereunder shall be in writing and addressed to the intended recipients as set forth beneath the parties signatures below. If any term or provision of this Agreement is held in a final judgment by a court of competent jurisdiction to be invalid, illegal or contrary to public policy, such term or provision shall be modified to the extent necessary to be valid and enforceable and shall be enforced as modified, and the remaining provisions of this Agreement shall not be affected thereby. No waiver of any provision or right of the Company will be valid unless in a writing signed by the Company (and that waiver will not affect any other provision or conduct).





                          [The signature page follows.]

         This Consulting Agreement has been agreed to, executed and delivered by the undersigned as of the date first above written.




                                   CDMI Productions, Inc.




                                   By:
                                      ------------------------------
                                   Its:
                                      ------------------------------





                                   Carlos DeMattos


                                   Signed:
                                           ------------------------------




                    [Signature page to Consulting Agreement]

                                   EXHIBIT E

                       FORM CONFIDENTIALITY AGREEMENT AND
                           NON-INTERFERENCE AGREEMENT

                 CONFIDENTIALITY AND NON-INTERFERENCE AGREEMENT

         This Confidentiality and Non-Interference Agreement (the "Agreement") is made as of _________, 2002 between Gamogen, Inc. (the "Company"), a New York corporation, and the undersigned.

                                    RECITALS

         The Company is a party to that certain Agreement and Plan of Merger, dated of even date herewith (the "Merger Agreement"). It is a condition to the closing of the transactions contemplated by the Merger Agreement that the Company and the undersigned enter into this Agreement. The undersigned expects to receive financial and other benefits as a result of the transactions contemplated in the Merger Agreement.

                                    AGREEMENT

         NOW, THEREFORE, for and in consideration of the recitals, mutual promises herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. All capitalized terms used in this Agreement without definition shall have the meaning given to them in the Merger Agreement. The following additional terms are defined for purposes of this Agreement:

              (a) "Company" for all purposes of this Agreement, other than the identity of the signatory hereto, means Gamogen, Inc., CDMI Productions, Inc. and all other affiliates controlled by such entities.

              (b) "Competitive Business" means engaging in researching, developing, marketing, producing, manufacturing, selling or related activities with respect to any product or service substantially similar to or competitive with products or services which the Company offered or sold or planned to offer or sell at any time during the term of this Agreement (as demonstrated by competent evidence).

              (c) "Confidential Information" means all information owned by the Company or possessed by the Company through an arrangement with another Person, that has or could have value or utility to the Company or to that other Person (whether or not reduced to written or other tangible form and all copies thereof, and whether or not subject to registration with any governmental office), relating to the Company or the other Person's private or proprietary business matters, confidential matters or trade secrets. Confidential Information includes the following: (i) technical information, including research and development, methods, trade secrets, know-how, formulas, protocols, processes and techniques, discoveries, inventions, ideas, computer programs (including software and data), and specifications; (ii) business information, including information about products, services, employee, vendors, customers, customer lists, referral sources, contracted agents, personnel information, marketing techniques, new, improved or future products or services, market research or plans, vendors, pricing, profits, costs, markets, sales, accounts, financings, acquisitions, strategic alliances or collaborations, and expansions; and (iii) other information relating to the Company or the other Person's business practices, strategies or policies. Confidential Information does not include information that is or becomes generally known to the public or in the industry without any fault of the undersigned, or information in which the Company or such other Person cease to have a legally protectable interest.

              (d) "Development" means any invention, discovery, improvement, know-how, technique, computer program, work of authorship or other intellectual property (whether or not subject to registration with any governmental office) the undersigned conceives, reduces to practice, discovers or makes, alone or with others, during the term of this Agreement and for 12 months after termination hereof, that either (i) is related to or useful in any of the Company's business or proposed business (as demonstrated by competent evidence),
(ii) results from duties assigned hereunder or from the use of any of the Company's personnel, assets or facilities, or (iii) is a product or extension of, or involves any, Confidential Information.

              (e) "Person" means any individual, partnership, association, venture, company, corporation or other legal entity.

         2. Term. This Agreement shall be in effect for a term of five (5) years from the date hereof.

         3. Representation. The undersigned nor (to the undersigned's knowledge) any other Person owns or has any similar interest in any idea, invention or other item of intellectual property that the undersigned will use in providing services to the Company; and all Developments will be free and clear of any encumbrances or claims of other Persons.

         4. Developments. The undersigned will promptly disclose any Development in writing to the Company, and each hereby assigns all his respective right, title and interest to Developments to the Company. During and after the term of this Agreement, the undersigned will execute at no charge any documents the Company considers necessary to evidence or confirm its ownership of Developments.

         5. Non-Interference. During the term of this Agreement, the undersigned will not, directly or indirectly:

              (a) Persuade or attempt to persuade any client, customer or vendor of the Company to cease doing business with the Company, or to reduce the amount of business it does with the Company;

              (b) Persuade or attempt to persuade any independent contractor or employee of the Company to cease doing business with or be employed by the Company or to offer a product or service that is similar to or competitive with a product or service sold or offered for sale by the Company; and

              (c) Persuade or attempt to persuade any potential client or customer of the Company to which the Company has made, plans or planned to make at any time within six (6) months prior to termination of this Agreement (as demonstrated by competent evidence) a presentation or conducted discussions to offer products or services, not to purchase products or services from the Company or to purchase products or services similar to those offered by the Company from another Person.

         6. Non-Competition. The undersigned acknowledges that he may have access to a significant amount of highly sensitive and valuable Confidential Information, may be involved in formulating the Company's business strategies and in important aspects of contacts and relationships with clients and customers, and place the undersigned in a position of trust and confidence with respect to the Company; that the Company's business is national and international in scope and that the Company's clients and customers in any jurisdiction can be solicited and serviced from any other location in the country or elsewhere and that the Company is relying on the undersigned to develop and promote the Company's business and goodwill; and that this Agreement is a material element in preserving the goodwill purchased by the Company in connection with the Merger Agreement. The undersigned therefore agrees that, during the term of this Agreement, he will not (whether as an employee, director, investor, partner (general or limited), independent contractor, consultant, or otherwise) own, manage, control, participate in, consult with, render services for or in any manner engage in any Competitive Business in any state of the United States of America or anywhere else in the world; provided, that the undersigned may own 2% or less of the stock of a publicly traded company that is in competition with the Company.

         7. Return of Property. At the request of the Company, the undersigned will deliver to the Company all assets and information (including all copies), including all documents, correspondence, specifications, files notebooks, reports, sketches, formulas, computer programs, computer tapes and disks, sales and other manuals, price lists, customer lists, samples, advertising materials, ledgers, and copies and memoranda thereof, supplies, equipment, checks, petty cash, credit cards, and all other materials and copies thereof relating in any way to Developments or Confidential Information which any of them possess or control.

         8. Reasonableness of Restrictions. The undersigned has carefully read and considered this Agreement and has had the opportunity to obtain counsel and discuss it with his advisors. The undersigned agrees that the restrictions in this Agreement, including the time period and geographical area (or absence of a specific geographic area) of the restrictions and the scope of activities restricted, are fair and reasonable in light of the Company's interest in preserving its goodwill and entering into the Merger Agreement.

         9. Third Party Beneficiaries. The undersigned acknowledges and agrees that this Agreement is for the benefit of the Company and its directors, officers, stockholders, affiliates, agents and any person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with the Company, and each is a third party beneficiary of this Agreement and shall have any and all rights as set forth herein.

         10. Non-Waiver of Rights. No failure or delay by the Company in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or future exercise thereof or the exercise of any other right hereunder. If a court of competent jurisdiction determines that the undersigned has breached this letter agreement, then the undersigned shall be liable and pay to the Company the reasonable legal fees incurred by the Company in connection with such litigation, including any appeal therefrom.

         11. Assignment. This Agreement shall be freely assignable by the Company to, and shall inure to the benefit of, any other corporate entity that shall succeed to all or a portion of the Business presently being conducted by the Company or any person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with the Company.

         12. Governing Law and Forum. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to its provisions on choice or conflict of laws.

         13. Remedies. If the undersigned breaches or threatens to breach this Agreement, the undersigned acknowledges that the Company would suffer irreparable and continuing harm entitling the Company to specific performance and/or preliminary and final injunctive relief (in addition to recovery of monetary damages and any other types of relief available). The Company shall be entitled to seek injunctive relief without having to post a bond or other security. The Company shall be entitled to all costs and expenses if the Company prevails in enforcing this Agreement (including attorney's fees and expenses).

         14. Entire Agreement. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions of the parties, whether oral or written.

         15. Severability. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.





                           [Signature page to follow]

         IN WITNESS WHEREOF, this Agreement is executed and effective as of the date first written above.




                              CDM Interactive, Inc.




                              By:
                                  -------------------------------
                              Its:
                                  -------------------------------


                              ---------------------------------